UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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Speedway Motorsports, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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5555 CONCORD PARKWAY SOUTH

CONCORD, NORTH CAROLINA 28027

March 21, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Speedway Motorsports, Inc. to be held at 10:00 a.m., Eastern Daylight Time on Tuesday, April 17, 2012, at the Smith Tower located at Charlotte Motor Speedway in Concord, North Carolina. We look forward to greeting personally those stockholders who are able to attend.

The accompanying formal Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters on which action will be taken at the meeting.

Whether or not you plan to attend the meeting on April 17, 2012, it is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning your proxy card or, if your shares are held in a stock brokerage account or by a bank or other holder of record, in another manner allowed by the holder of record.

On behalf of the Board of Directors,

Sincerely,

O. Bruton Smith

Chairman and Chief Executive Officer

Voting Your Proxy Is Important

PLEASE SIGN AND DATE YOUR PROXY AND

RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Speedway Motorsports, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Concord, NC

March 21, 2012

The Annual Meeting of Stockholders of Speedway Motorsports, Inc. will be held at the Smith Tower located at Charlotte Motor Speedway, 5555 Concord Parkway South, Concord, North Carolina on Tuesday, April 17, 2012, at 10:00 a.m., Eastern Daylight Time (the “Annual Meeting”) for the following purposes, as described in the accompanying Proxy Statement:

•	To elect Mr. Marcus G. Smith and Mr. Tom E. Smith as members of our Board of Directors, each for a term of three years;

•	To approve the Speedway Motorsports, Inc. 2008 Formula Restricted Stock Plan, Amended and Restated as of April 17, 2012;

•	To reapprove the Speedway Motorsports, Inc. Incentive Compensation Plan, Amended and Restated as of February 21, 2012;

•	To ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP as our principal independent registered public accounting firm for the year ending December 31, 2012; and

•	To transact such other business as may properly come before the Annual Meeting.

Only holders of record of our common stock at the close of business on March 1, 2012 will be entitled to vote at the Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and returning your proxy card or, if your shares are held in a stock brokerage account or by a bank or other holder of record, in another manner allowed by the holder of record.

J. Cary Tharrington IV

Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 17, 2012: The Proxy Statement, the accompanying proxy card and the Annual Report to Security Holders are available at www.speedwaymotorsports.com.

Page
GENERAL	1
Introduction	1
How to Vote	1
Number of Shares Outstanding and Voting	1
Website	2

BENEFICIAL OWNERSHIP OF COMMON STOCK	3

CORPORATE GOVERNANCE	4
Corporate Governance Guidelines and Code of Business Conduct and Ethics	4
Board and Committee Member Independence	4
Board Leadership Structure and Role in Risk Oversight	4
Communications to the Board	5

COMMITTEES OF THE BOARD AND BOARD MEETINGS	6
Audit Committee	6
Audit Committee Report	6
Nominating/Corporate Governance Committee	7
Director Nomination Criteria and Process	7
Compensation Committee	8
Compensation Committee Interlocks and Insider Participation	9
Attendance at Board and Committee Meetings	9

PROPOSAL 1 – ELECTION OF DIRECTORS	10
Nominees for Election to the Board	10
Directors, Director-Nominees and Executive Officers	10
General Managers	11

PROPOSAL 2 – APPROVAL OF THE SPEEDWAY MOTORSPORTS, INC. 2008 FORMULA RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS, AMENDED AND RESTATED AS OF APRIL 17, 2012	13

PROPOSAL 3 – REAPPROVAL OF THE SPEEDWAY MOTORSPORTS, INC. INCENTIVE COMPENSATION PLAN, AMENDED AND RESTATED AS OF FEBRUARY 21, 2012	16

EQUITY COMPENSATION PLAN INFORMATION	20

PROPOSAL 4 – SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

2011 EXECUTIVE COMPENSATION	22
Compensation Discussion and Analysis	22
Compensation Committee Report	25
2011 Summary Compensation Table	26
2011 Grants of Plan-Based Awards	26
2011 Outstanding Equity Awards at Fiscal Year-End	27
2011 Option Exercises and Stock Vested	28

2011 DIRECTOR COMPENSATION	29

TRANSACTIONS WITH RELATED PERSONS	29

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	30

EXPENSES OF SOLICITATION	30

DEADLINES FOR 2013 STOCKHOLDER PROPOSALS	30

OTHER MATTERS	31

Speedway Motorsports, Inc.
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GENERAL

INTRODUCTION

The Board of Directors (the “Board”) of Speedway Motorsports, Inc. (“SMI” or the “Company”) is soliciting your proxy to be voted at the 2012 Annual Meeting of Stockholders to be held on Tuesday, April 17, 2012, at 10:00 a.m., Eastern Daylight Time (the “Annual Meeting”). The Annual Meeting will be held at the Smith Tower located at Charlotte Motor Speedway, 5555 Concord Parkway South, Concord, North Carolina. Only holders of record of SMI’s common stock, par value $.01 per share (the “Common Stock”), at the close of business on March 1, 2012 (the “Record Date”) are entitled to receive notice of the Annual Meeting, to receive this Proxy Statement, including the accompanying proxy card, and to vote at the Annual Meeting.

HOW TO VOTE

This Proxy Statement, including the accompanying proxy card, is first being sent to stockholders on or about March 21, 2012.

Stockholders may vote using any of the following methods:

By Mail. Be sure to complete, sign and date the proxy card and return it in the prepaid envelope. If you are a “Stockholder of Record” (i.e., your shares are registered directly in your name with American Stock Transfer & Trust Company, SMI’s transfer agent), and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the Board.

By Telephone or on the Internet. If you are a “Beneficial Owner” (i.e., your shares are held in a stock brokerage account or by a bank or other holder of record), telephone and Internet voting may be available to you depending on the voting processes of your broker, bank or other holder of record. Therefore, we recommend that you follow the voting instructions in the materials you receive. If you vote by telephone or on the Internet, you do not have to return your proxy card.

In Person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a Beneficial Owner, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.

If you are a Stockholder of Record, you can revoke your proxy before your shares are voted at the Annual Meeting by:

Written notice to SMI’s Corporate Secretary at Speedway Motorsports, Inc., 5401 E. Independence Boulevard, Charlotte, North Carolina 28212, received prior to the date of the Annual Meeting;

Timely delivery of a valid, later-dated proxy; or

Voting by ballot at the Annual Meeting.

If you are a Beneficial Owner, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above.

All shares that have been properly voted and not revoked will count as voted at the Annual Meeting.

Representatives of our transfer agent, American Stock Transfer & Trust Company, will tabulate the votes and act as inspectors of election.

NUMBER OF SHARES OUTSTANDING AND VOTING

SMI currently has 200,000,000 shares of Common Stock authorized for issuance under its Certificate of Incorporation, as amended to date, of which 41,430,484 shares were issued and outstanding as of the Record Date and entitled to be voted at the Annual Meeting. At the Annual Meeting, holders of Common Stock will have one vote per share.

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In order to establish a quorum at the Annual Meeting, a majority of the shares entitled to vote must be present either in person or by proxy.

Abstentions and “uninstructed shares” that are voted by the holder of record are counted as present and entitled to vote for purposes of determining a quorum. An “uninstructed share” occurs when a bank, broker or other holder of record holding shares for a Beneficial Owner may exercise discretionary voting authority on routine proposals because that record holder has not received voting instructions from the Beneficial Owner.

If you are a Beneficial Owner, your bank, broker or other holder of record has discretionary authority to vote your shares on the ratification of PricewaterhouseCoopers LLP as SMI’s independent registered public accounting firm, even if the record holder does not receive voting instructions from you. However, the record holder may not vote on the election of directors, the plan approvals or any stockholder proposals properly brought before the meeting absent instructions from you. As of the date of this Proxy Statement, the Company was not aware of any stockholder proposals for the Annual Meeting.

Proposal 1 – Election of Directors. A plurality of the votes cast is required for the election of directors to the Board. This means that the director-nominee with the most votes for a particular slot is elected for that slot. You may vote “for” or “withheld” with respect to the election of directors. Only votes “for” or “withheld” are counted in determining whether a plurality has been cast in favor of a director-nominee. Abstentions and, if applicable, “broker non-votes” are not counted for purposes of the election of directors. A “broker non-vote” occurs if the holder of record chooses not to vote the uninstructed shares on a routine matter or is not permitted to vote the uninstructed shares on a non-routine matter.

Proposals 2 and 3 – Plan Approvals. The votes cast “for” must exceed the votes “against” to approve the Speedway Motorsports, Inc. 2008 Formula Restricted Stock Plan, Amended and Restated as of April 17, 2012 (the “Formula Restricted Stock Plan”). Under applicable New York Stock Exchange (“NYSE”) listing standards, the total votes cast on this proposal must also represent more than 50% of all shares of common stock entitled to vote on the proposal. You may vote “for” or “against” the proposal, or you may abstain from voting on the proposal. Abstentions and, if applicable, broker non-votes are not counted for this proposal. The same voting requirements apply to the reapproval of the Speedway Motorsports, Inc. Incentive Compensation Plan, Amended and Restated as of February 21, 2012 (the “Incentive Compensation Plan”).

Proposal 4 – Ratification of Independent Registered Public Accounting Firm. The votes cast “for” must exceed the votes cast “against” to approve the ratification of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for fiscal year 2012. Abstentions and, if applicable, broker non-votes are not counted as votes “for” or “against” these proposals. In the event that our stockholders fail to ratify the selection, it will be considered as a direction to the Board and the Audit Committee to consider the selection of a different firm. However, if the Board determines it to be in the best interests of the Company to retain PwC as our independent registered public accounting firm, it may do so in its sole discretion, despite the stockholders’ failure to ratify the selection. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm.

WEBSITE

Our website is www.speedwaymotorsports.com. We use our website as a method of distribution for Company information. We make available free of charge on the Financials/SEC Filings section of our website our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with the Securities and Exchange Commission (the “SEC”). We also make available through our website other reports filed with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including our proxy materials and reports filed by officers and directors pursuant to Section 16(a) of the Exchange Act, as well as our Corporate Governance Guidelines and the charters of each committee of the Board. We do not intend for information included on our website to be part of this Proxy Statement.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of the Record Date by (i) each person or entity known by SMI to beneficially own more than five percent of the Common Stock, (ii) each director and nominee to the Board, (iii) each executive officer of SMI listed in the Summary Compensation Table in the “2011 Executive Compensation” section of this Proxy Statement (“named executive officers”), and (iv) all directors and executive officers of SMI as a group. Except as otherwise indicated below, each person or entity named in the table has sole voting and investment power with respect to the securities beneficially owned by them as set forth opposite their name. Unless otherwise noted, the address for the beneficial owners is 5555 Concord Parkway South, Concord, North Carolina 28027.

Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent
O. Bruton Smith(1)	29,000,800	70.0%
Sonic Financial Corporation(1)(2)	23,700,000	57.2
Dimensional Fund Advisors LP(3)	2,749,472	6.6
William R. Brooks(4)	267,245	*
Marcus G. Smith(5)	231,935	*
Mark M. Gambill(6)	78,842	*
James P. Holden(7)	54,842	*
Robert L. Rewey(8)	64,842	*
Tom E. Smith(9)	69,842	*
All directors and executive officers as a group (seven persons)	29,768,348	71.9%

*	Less than one percent

(1)	The shares of Common Stock shown as owned by Mr. O. Bruton Smith include all of the shares shown as owned by Sonic Financial Corporation (“Sonic Financial”) elsewhere in the table. Mr. Smith owns the substantial majority of Sonic Financial’s common stock. An aggregate of 11,540,000 shares have been pledged by Mr. Smith and/or Sonic Financial as security for loans, 5,000,000 of which shares are pledged as collateral for certain Sonic Automotive, Inc. (“SAI”) loans, a company of which Mr. Smith is Chairman and Chief Executive Officer and the controlling stockholder.

(2)	This entity’s address is P.O. Box 18747, Charlotte, North Carolina 28218.

(3)	This entity’s address is Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746. This information is based on information contained in a Schedule 13G filed with the SEC on February 14, 2012 by Dimensional Fund Advisors LP (“DFA”). DFA is an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E) of the Exchange Act. The filing indicates that DFA has sole voting control over 2,682,523 shares and sole dispositive power over 2,749,472 shares.

(4)	Consists of 166,250 shares of Common Stock subject to options exercisable as of the Record Date or within 60 days thereafter. Also consists of 100,995 shares of Common Stock owned by Mr. Brooks directly, including 35,000 shares of restricted stock granted under the 2004 Stock Incentive Plan, Amended and Restated as of February 10, 2009 (the “2004 Stock Incentive Plan”). On March 7, 2012, the Compensation Committee adjusted that amount based on final certification of performance targets to 26,600 shares of restricted stock.

(5)	Consists of 155,000 shares of Common Stock subject to options exercisable as of the Record Date or within 60 days thereafter and 14,370 shares of Common Stock owned by Mr. Marcus G. Smith directly. Also consists of an additional 62,565 restricted stock units granted to Mr. Smith under the 2004 Stock Incentive Plan which may be settled only in shares of Common Stock. On March 7, 2012, the Compensation Committee adjusted 35,000 of these restricted stock units based on final certification of performance targets to 26,600 restricted stock units to be settled in shares of Common Stock.

(6)	Consists of 50,000 shares of Common Stock subject to options exercisable as of the Record Date or within 60 days thereafter, 24,953 shares owned by Mr. Gambill directly without restriction and 3,889 restricted shares of Common Stock granted by the Company to Mr. Gambill that vest on April 16, 2012. Mr. Gambill disclaims beneficial ownership of 200 shares.

(7)	Consists of 40,000 shares of Common Stock subject to options exercisable as of the Record Date or within 60 days thereafter, 10,953 shares owned by Mr. Holden directly without restriction and 3,889 restricted shares of Common Stock granted by the Company to Mr. Holden that vest on April 16, 2012.

(8)	Consists of 50,000 shares of Common Stock subject to options exercisable as of the Record Date or within 60 days thereafter, 10,953 shares owned by Mr. Rewey directly without restriction and 3,889 restricted shares of Common Stock granted to Mr. Rewey by the Company that vest on April 16, 2012. Mr. Rewey disclaims beneficial ownership of 2,381 shares.

(9)	Consists of 50,000 shares of Common Stock subject to options exercisable as of the Record Date or within 60 days thereafter, 15,953 shares owned by Mr. Tom E. Smith directly without restriction and 3,889 restricted shares of Common Stock granted by the Company to Mr. Smith that vest on April 16, 2012.

For additional information concerning options granted to the Company’s named executive officers, see the “2011 Executive Compensation” section of this Proxy Statement. For additional information concerning the restricted stock granted to certain of the Company’s directors, see the “2011 Director Compensation” section of this Proxy Statement.

Speedway Motorsports, Inc.
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CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES AND CODE OF BUSINESS CONDUCT AND ETHICS

The Board follows the procedures and standards that are set forth in the Company’s Corporate Governance Guidelines. In addition, SMI is committed to conducting business ethically and legally throughout its organization. The Company’s Code of Business Conduct and Ethics guides the Company’s directors, officers (including our chief executive officer, chief operating officer, chief financial officer and treasurer and chief accounting officer) and employees to live up to SMI’s high ethical standards. Our Corporate Governance Guidelines and our Code of Business Conduct and Ethics are available on our website at www.speedwaymotorsports.com. Printed copies may be obtained upon written request to SMI’s Corporate Secretary, Speedway Motorsports, Inc., 5401 E. Independence Blvd., Charlotte, North Carolina 28212. We post any amendments to the Code of Business Conduct and Ethics, as well as any waivers that are required to be disclosed by SEC or NYSE rules, on our website.

BOARD AND COMMITTEE MEMBER INDEPENDENCE

Because Mr. O. Bruton Smith holds more than 50% of the voting power of the Common Stock, SMI qualifies as a “controlled company” for purposes of the listing standards of the NYSE and is, therefore, not required to comply with the NYSE requirement that a listed company have a majority of independent directors. However, SMI is committed to having a majority of its Board membership be independent directors as evidenced by SMI’s Corporate Governance Guidelines. SMI’s non-management directors hold meetings, separate from management, at least four times per year. Those meetings are presided over by the Company’s Lead Independent Director, Mr. Robert L. Rewey. In Mr. Rewey’s absence, the other independent directors will choose a different independent director to preside over such meetings.

The Nominating/Corporate Governance Committee regularly reviews the independence of all directors on the Board and reports its findings to the Board, which then makes regular determinations as to director independence under applicable SEC and NYSE requirements. The Board relies upon the Company’s Categorical Standards for Director Independence, which the Board adopted to assist in evaluating the independence of each of its directors. SMI’s Categorical Standards for Director Independence are available on our website at www.speedwaymotorsports.com. The Board has determined that Mr. Mark M. Gambill, Mr. James P. Holden, Mr. Robert L. Rewey and Mr. Tom E. Smith are currently independent within the meaning of the NYSE’s current listing standards, and further that all members of its Audit Committee meet the requirements of SEC Rule 10A-3 applicable to Audit Committee members. The Board’s determination was based upon its assessment of each director’s relationship with SMI and the materiality of that relationship in light of all relevant facts and circumstances from the standpoint of the director in his individual capacity and the persons to which the director is related and organizations with which the director is affiliated. In reaching this determination, the Board has relied upon representations made by Messrs. Gambill, Holden, Rewey, and Tom E. Smith in director questionnaires and discussions between the foregoing individuals and the Nominating/Corporate Governance Committee and the Board. In concluding that Mr. Gambill is independent, the Board took into consideration Mr. Gambill’s prior service on the Board of Managers of SMISC, LLC, the Company’s equally-owned joint venture with International Speedway Corporation that does business as Motorsports Authentics (“MA”). The Board concluded that Mr. Gambill’s prior service on the MA Board of Managers did not compromise his independence. With respect to Mr. Holden, the Board considered his service as a member of the Board of Directors of Sirius XM Radio, Inc., a sponsor of NASCAR and a contract party with the Company’s subsidiary, Performance Racing Network, and the Board of Directors of Snap-on, Inc., a contract party with several of the Company’s subsidiaries. The Board determined that the relationships were immaterial and that Mr. Holden remains independent. The Board also considered Mr. Rewey’s service on the Board of Directors of Sonic Automotive, Inc., a company controlled by Mr. O. Bruton Smith, and the Board concluded that such service did not compromise his independence. Mr. Tom E. Smith is not related to Messrs. O. Bruton Smith or Marcus G. Smith.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Company’s Chief Executive Officer, Mr. O. Bruton Smith, also serves as the Chairman of the Board. The Board believes that this leadership structure is optimal for the Company at this time because Mr. Smith’s extensive experience and status as a pioneer in the motorsports industry, together with his founding of and significant equity interest in the Company, provides SMI with strong and consistent leadership. Mr. Robert L. Rewey is the Company’s Lead Independent Director. Mr. Rewey coordinates providing

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feedback from other non-management members of the Board to the Chief Executive Officer and other Company management regarding business issues. Mr. Rewey is also the director who presides over the regularly scheduled meetings of the Company’s non-management directors.

The Board has not adopted a policy regarding the separation of the position of Chairman of the Board from the Chief Executive Officer. The Board recognizes that there may be circumstances in the future that would lead it to separate the positions, but believes that the absence of a policy requiring either the separation or combination of the positions provides the Board with the flexibility to determine the leadership structure that is in the best interests of the Company and its stockholders at the time.

Management is responsible for managing the Company’s risk and for bringing to the Board’s attention areas of risk that are most material to the Company. The Board, including through its committees, all of which are comprised solely of independent directors, and through regular meetings of the independent directors without management present, regularly reviews areas of risk to the Company and advises and directs management on the scope and implementation of policies, strategy and other actions designed to mitigate risk. The Company’s Audit Committee also reviews risks and works with management and the Company’s independent auditors to identify and address areas of significant risk to the Company. Specific examples of risks primarily overseen by the Audit Committee include risks related to the preparation of the Company’s financial statements, disclosure controls and procedures, internal controls and procedures required by the Sarbanes-Oxley Act, accounting, financial and auditing risks, treasury risks (insurance, credit and debt), matters reported to the Audit Committee through the Company’s Internal Audit Department and through anonymous reporting procedures, risks posed by significant litigation matters, compliance with applicable laws and regulations and risks associated with related person transactions. The Nominating/Corporate Governance Committee monitors the Company’s compliance with its Corporate Governance Guidelines and Code of Business Conduct and Ethics. The Company’s Compensation Committee reviews and evaluates potential risks related to compensation programs for executive officers of the Company, and the risks to the Company from SMI’s compensation policies and practices generally.

COMMUNICATIONS TO THE BOARD

Stockholders and other parties interested in communicating with the Board as a group regarding Board-related matters may do so by writing to the Chairman of the Board, c/o J. Cary Tharrington IV, Vice President and General Counsel, Speedway Motorsports, Inc., 5401 E. Independence Blvd., Charlotte, North Carolina 28212. The Company’s General Counsel will review the facts and circumstances outlined in the communication and pass appropriate materials on to the Board. In that regard, certain items that are unrelated to the duties and responsibilities of the Board will be excluded. Any correspondence relating to accounting, internal controls or auditing matters will be immediately brought to the attention of the members of the Company’s Audit Committee for consideration in accordance with established procedures. Communications intended for the Lead Independent Director or other non-management directors should be directed to the Lead Independent Director at the address above.

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COMMITTEES OF THE BOARD AND BOARD MEETINGS

There are three standing committees of the Board: the Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee. The Audit Committee is currently comprised of Messrs. Mark M. Gambill (Chairman), James P. Holden and Tom E. Smith. The Nominating/Corporate Governance Committee is currently comprised of Messrs. James P. Holden (Chairman), Robert L. Rewey and Tom E. Smith. The Compensation Committee is currently comprised of Messrs. Tom E. Smith (Chairman), Mark M. Gambill, James P. Holden and Robert L. Rewey. The Board has determined that all committee members are independent as defined by the applicable listing standards of the NYSE, the applicable rules of the SEC and the Company’s Categorical Standards for Director Independence.

AUDIT COMMITTEE

The Audit Committee, which held eight meetings in 2011, is responsible for the selection of the Company’s independent registered public accounting firm, reviews and approves the scope of the annual audit, approves annual audit fees and services, reviews the conclusions of the auditors and reports the findings and recommendations thereof to the Board, reviews with the Company’s auditors the effectiveness of the Company’s system of internal control over financial reporting, disclosure controls and procedures and the associated role of management, reviews transactions between the Company and its officers, directors and principal stockholders, reviews and discusses with management and the auditors the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and interim financial information included in quarterly earnings announcements, approves non-audit fees and services rendered by the auditors and performs such other functions and exercises such other powers as the Board from time to time may determine. The committee’s role in risk oversight is set forth above in the “Board Leadership Structure and Role in Risk Oversight” section of this Proxy Statement. The Audit Committee operates under a formal charter that governs its duties and conduct. The charter is available on our website at www.speedwaymotorsports.com. A printed copy may be obtained upon written request to SMI’s Corporate Secretary, Speedway Motorsports, Inc., 5401 E. Independence Blvd., Charlotte, North Carolina 28212.

Based on the representations made by Mr. Gambill and discussions between Mr. Gambill and other members of the Board, the Board has, in its business judgment, determined that Mr. Gambill is an “audit committee financial expert” in accordance with current SEC regulations. The Board based this determination primarily on Mr. Gambill’s experience as the former President of Wheat First Securities and as the current Chairman of Cary Street Partners. Both of these positions required Mr. Gambill to be extensively involved in analyzing public company financial statements when supervising investment banking and research analyst operations, and as chairman of the underwriting committee, of Wheat First Securities and in managing Cary Street Partners. The Board also determined that each Audit Committee member is “financially literate” in accordance with NYSE rules based on representations made by and discussions with these directors.

The following is the Audit Committee Report for the year ended December 31, 2011.

AUDIT COMMITTEE REPORT

In accordance with its written charter, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, discussed with the independent registered public accounting firm any relationships or services that might impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also discussed and reviewed with management, and the independent registered public accounting firm, the quality and adequacy of the Company’s internal control over financial reporting, and discussed and reviewed with management the effectiveness of the Company’s disclosure controls and procedures used for periodic public reporting. The Audit Committee reviewed with the independent registered public accounting firm their audit plans, audit scope and identification of audit risks.

The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards and the Public Company Accounting Oversight Board, including those

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described in Statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s audit of the Company’s financial statements and reviewed the Company’s audited financial statements as of and for the year ended December 31, 2011 with management and the independent registered public accounting firm.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, disclosure controls and procedures and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States of America. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company, and they may or may not be experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on (a) management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and (b) the representations of the independent registered public accounting firm appearing in the auditors’ report on the Company’s financial statements. The Audit Committee’s oversight does not provide the Audit Committee with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting and auditing standards and applicable laws and regulations.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC. The Audit Committee also recommended the reappointment of the independent registered public accounting firm of PricewaterhouseCoopers LLP for the fiscal year ending December 31, 2012.

Audit Committee

Mark M. Gambill, Chairman and Audit Committee Financial Expert

James P. Holden

Tom E. Smith

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

The Nominating/Corporate Governance Committee, which held two meetings in 2011, assists the Board in identifying and recommending individuals qualified to become members of the Board, monitors and reviews corporate governance issues and develops and recommends to the Board corporate governance principles applicable to the Board, the Company and its business strategy and operations, including those set forth in SMI’s Corporate Governance Guidelines and Code of Business Conduct and Ethics. Messrs. Marcus G. Smith and Tom E. Smith were recommended to the Board as director-nominees to stand for election at the Annual Meeting by the Nominating/Corporate Governance Committee. The committee’s role in risk oversight is set forth above in the “Board Leadership Structure and Role in Risk Oversight” section of this Proxy Statement. The Nominating/Corporate Governance Committee operates under a formal charter that governs its duties and conduct. The charter is available on our website at www.speedwaymotorsports.com. A printed copy may be obtained upon written request to SMI’s Corporate Secretary, Speedway Motorsports, Inc., 5401 E. Independence Blvd., Charlotte, North Carolina 28212.

DIRECTOR NOMINATION CRITERIA AND PROCESS

Directors may be nominated by the Board in accordance with the Company’s Certificate of Incorporation and By-laws, as both have been amended to date. The procedures used by the Nominating/Corporate Governance Committee to identify and evaluate nominees for director positions involve members of the committee drawing on their contacts in the business community and directly soliciting and interviewing candidates and reviewing director questionnaire responses of prospective nominees. The Nominating/Corporate Governance Committee reviews all nominees for the Board in accordance with the committee’s charter. Given the size and resources of the Nominating/Corporate Governance Committee as well as the number of Company stockholders, the Board believes the committee does not have the resources to thoroughly review the number of Board nominations that would likely be received if the committee accepted unsolicited nominations from stockholders. Accordingly, it is the Nominating/Corporate Governance Committee’s policy not to accept unsolicited nominations to the Board from stockholders.

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The assessment of a nominee’s qualifications will include, at a minimum, a review of Board member criteria listed in the Company’s Corporate Governance Guidelines including, among other things, the following:

•	Ability to use sound judgment;

•

Substantive knowledge in areas of importance to the Company (such as accounting or finance, business or management, industry knowledge, customer-based perspective, sponsorship relationships, strategic planning and leadership);

•	Diversity (background and experience);

•

Skills (financial literacy and/or financial expertise for members of the Audit Committee, management or consulting experience for members of the Compensation Committee and leadership or strategic planning for members of the Nominating/Corporate Governance Committee);

•	Service on the Boards of Directors of other public companies;

•	Integrity, honesty and fairness;

•	Thorough understanding of the Company’s business;

•	Independence under the NYSE’s, the SEC’s and the Company’s criteria; and

•	Such other factors as the Nominating/Corporate Governance Committee concludes are pertinent in light of the Board’s current needs at the time such director is nominated.

The Nominating/Corporate Governance Committee will select qualified nominees and review its recommendations with the full Board, which will decide whether to nominate a Board candidate. The Board intends that each director contribute knowledge, experience and skill in at least one area of importance to the Company. Nominees should neither have nor appear to have a conflict of interest that would impair the nominee’s ability to represent the interests of all Company stockholders and to otherwise fulfill the stated responsibilities of a director. A nominee should also be able to work well with other directors and executives of the Company and should have independent opinions and be willing to state them in a constructive manner and be willing to comply with other guidelines as adopted by the Board. As part of the Nominating/Corporate Governance Committee’s assessment of a prospective director-nominee’s skill, experience, knowledge and judgment, the committee considers diversity of background and personal experience. The Board of Directors should be composed ideally of persons having a diversity of skills, background and experience that are useful to SMI and its present and future needs. However, the Nominating/Corporate Governance Committee does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director-nominees, and a nominee’s background and personal experience, while important, do not necessarily outweigh other attributes or factors the committee may consider. When considering potential nominees for the Board, the Nominating/Corporate Governance Committee considers the standards above and each potential nominee’s individual qualifications in light of the needs of the Board at such time and its anticipated needs in the future.

COMPENSATION COMMITTEE

The Compensation Committee, which held four meetings in 2011, administers certain compensation and employee benefit plans of the Company, reviews and determines executive officer compensation, including annual salaries, bonus performance goals, bonus plan allocations, equity-based compensation and other benefits of all executive officers and certain other non-executive employees of the Company. The Compensation Committee administers the 1994 Stock Option Plan, the 2004 Stock Incentive Plan, Amended and Restated as of February 10, 2009, the Employee Stock Purchase Plan and the Company’s Incentive Compensation Plan. The Compensation Committee periodically reviews the Company’s executive development and succession planning and executive compensation programs. The Compensation Committee also takes action to modify programs that yield payments or benefits not closely related to Company or executive performance. The policy of the Compensation Committee’s program for executive officers is set forth below in “Compensation Discussion and Analysis” in the “2011 Executive Compensation” section of this Proxy Statement. The committee’s role in risk oversight is set forth above in the “Board Leadership Structure and Role in Risk Oversight” section of this Proxy Statement. The Compensation Committee operates under a formal charter that governs its duties and conduct. The charter is available on our website at www.speedwaymotorsports.com. A printed copy may be obtained upon written request to SMI’s Corporate Secretary, Speedway Motorsports, Inc., 5401 E. Independence Blvd., Charlotte, North Carolina 28212.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Tom E. Smith, Mark M. Gambill, James P. Holden and Robert L. Rewey served on the Company’s Compensation Committee in 2011. No member of the Compensation Committee was an officer or employee of the Company and no executive officer of the Company served on the compensation committee or Board of Directors of any company that employed any member of the Compensation Committee.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

During 2011, there were five meetings of the Board, with all directors attending at least 75% of all Board meetings and of all meetings held by committees of the Board on which they served. The Company encourages all Board members to attend its annual meeting of stockholders. However, SMI does not have a policy regarding director attendance at annual meetings of stockholders. All directors attended the Company’s 2011 Annual Meeting of Stockholders.

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PROPOSAL 1 – ELECTION OF DIRECTORS

NOMINEES FOR ELECTION TO THE BOARD

Directors of SMI are elected at the annual meeting of stockholders to serve staggered terms of three years and until their successors are elected and qualified. The Board currently consists of seven directors.

The terms of Messrs. William R. Brooks, Mark M. Gambill and James P. Holden expire at the 2014 annual meeting of stockholders;

The terms of Messrs. O. Bruton Smith and Robert L. Rewey expire at the 2013 annual meeting of stockholders; and

The terms of Messrs. Marcus G. Smith and Tom E. Smith expire at the Annual Meeting and they are standing for reelection at the Annual Meeting.

If elected, each director-nominee will serve until the 2015 annual meeting of stockholders and until his successor is elected and qualified, except as otherwise provided in SMI’s Certificate of Incorporation and Bylaws, as both have been amended to date. If for any reason a director-nominee is not a candidate when the election occurs, proxies will be voted in favor of the other director-nominee and may be voted for a substitute director-nominee, unless the Board chooses to reduce the number of directors serving on the Board.

The Board unanimously recommends a vote FOR the election of Messrs. Marcus G. Smith and Tom E. Smith as members of the Board.

DIRECTORS, DIRECTOR-NOMINEES AND EXECUTIVE OFFICERS

O. Bruton Smith, 85, the Company’s founder and majority stockholder, has been the Chairman and Chief Executive Officer of SMI since its organization in 1994. Since 1975, Mr. Smith has served as the Chief Executive Officer and a board member of Charlotte Motor Speedway, LLC, a wholly-owned subsidiary of SMI, and its predecessor entities (“CMS”), which he originally founded in 1959. Regarding the Company’s subsidiaries, Mr. Smith has been the Chief Executive Officer of Atlanta Motor Speedway, LLC (“AMS”) since its acquisition in 1990, Texas Motor Speedway, Inc. (“TMS”) since its formation in 1995, Bristol Motor Speedway, LLC (“BMS”) since its acquisition in 1996, Speedway Sonoma, LLC a/k/a Infineon Raceway (“IR”) since its acquisition in 1996, Nevada Speedway, LLC d/b/a Las Vegas Motor Speedway (“LVMS”) since its acquisition in 1998, New Hampshire Motor Speedway, Inc. (“NHMS”) since its acquisition in January 2008, and Kentucky Raceway, LLC d/b/a Kentucky Speedway (“KyS”) since its acquisition in December 2008. In addition, Mr. Smith serves as the Chief Executive Officer and a director, or in a similar capacity, for many of SMI’s other subsidiaries. Mr. Smith also serves as the Chairman, Chief Executive Officer, a director and controlling stockholder of SAI. Mr. Smith also owns and operates Sonic Financial, a private business which owns a majority of the Company’s common stock, among other activities. Mr. Smith is the father of Mr. Marcus G. Smith. Mr. Smith has been in the motorsports business since the sport’s beginnings in the 1940s and has been a leader in motorsports innovation throughout its history. This experience led the Board to conclude that he is qualified to serve as a Board member.

William R. Brooks, 62, has been Vice President, Treasurer, Chief Financial Officer and a director of SMI since its organization in 1994. In February 2004, Mr. Brooks became an Executive Vice President of SMI, and in May 2008 was promoted to Vice Chairman. Mr. Brooks joined Sonic Financial from PricewaterhouseCoopers LLP (“PwC”) in 1983, currently is an officer of Sonic Financial, has served as Vice President of CMS since before the organization of SMI, and has been Vice President and a director of AMS since its acquisition and TMS since its formation. He has served as Vice President of BMS, LVMS, IR, KyS and NHMS since their acquisitions. In addition, Mr. Brooks serves as an officer and a director, or in a similar capacity, for many of SMI’s other subsidiaries. Mr. Brooks also has served as a director of SAI since its formation in 1997. Mr. Brooks has been involved in the motorsports business since 1979 when he served on the PwC team that audited CMS. Mr. Brooks was the Company’s Chief Financial Officer when it went public in 1995. Mr. Brooks’ strong background in accounting and financial reporting, and detailed knowledge of the motorsports industry and SMI, led the Board to conclude that he is qualified to serve as a Board member.

Marcus G. Smith, 38, became a director of SMI in 2004 and Chief Operating Officer and President of SMI in May 2008. Prior to that appointment, Mr. Smith served as Executive Vice President of National Sales and Marketing for SMI since 2004. Mr. Smith was also appointed President and General Manager of CMS in May 2008. Mr. Smith joined the Company in 1996 as a sales associate at CMS and was named Manager of New Business Development in 1999. Mr. Smith is the son of Mr. O. Bruton Smith. In addition, Mr. Smith serves as a member of the Board of Managers of MA and as an officer of many of the Company’s subsidiaries.

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Mr. Smith grew up in the motorsports business, and has successfully led one of the Company’s most important drivers of revenue, corporate sales and marketing, for six years. That experience led the Board to conclude that he is qualified to serve as a Board member. Mr. Smith is standing for reelection as a director at the Annual Meeting.

Mark M. Gambill, 61, became a director of SMI in 1995. Mr. Gambill worked for Wheat First Securities from 1972, including serving as chairman of the underwriting committee, until it was sold to First Union Corporation in 1998. Mr. Gambill was President of Wheat First Butcher Singer at the time of sale. Mr. Gambill left First Union in 1999. Mr. Gambill has been Chairman of Cary Street Partners, a financial advisory and wealth management firm, since 2002. Mr. Gambill served as a member of the Board of Managers of MA from its formation through 2010. Mr. Gambill also serves as a director of New Market Corporation and Triangle Capital Corporation. Previously, Mr. Gambill served as a director for the Noland Company until its sale in 2005. Mr. Gambill was the lead investment banker in the Company’s initial public offering, and has excellent experience in the capital markets, attributes which led the Board to conclude that he is qualified to serve as a Board member.

James P. Holden, 60, became a director of SMI in 2004. Mr. Holden retired in 2000 after completing 27 distinguished years in the auto industry, including 19 years with DaimlerChrysler and its predecessor Chrysler Corp. (“Chrysler”). Highlights of his career include being named President of DaimlerChrysler in 1999 and Chief Executive Officer in June 2000. Mr. Holden served in various positions during his career at Chrysler, including Executive Vice President of Sales and Marketing responsible for directing all of the automaker’s sales, fleet and marketing organizations in the United States, Mexico and Canada, including Mopar parts operations. In addition, he serves as a director of Sirius XM Radio, Inc. and Snap-on, Inc. Mr. Holden was a director of Motors Liquidation Company until its dissolution in December 2011. Formerly, Mr. Holden served as a director for Meridian Automotive Systems, Inc. Mr. Holden’s experience as an executive at a major automobile manufacturer, along with his diverse public company board experience, led the Board to conclude that he is qualified to serve as a Board member.

Robert L. Rewey, 73, became a director of SMI in 2001. Mr. Rewey retired from Ford Motor Company (“Ford”) in 2001 after a distinguished 38-year career with Ford, most recently serving as Group Vice President of North American Operations & Global Consumer Services. Mr. Rewey managed numerous areas within Ford beginning in 1963, including serving as Vice President of Sales, Marketing and Customer Service. Mr. Rewey also serves on the boards of SAI, LoJack Corporation, Dealer Tire, LLC and Reading Group, LLC. During his tenure with Ford, Mr. Rewey also oversaw Ford’s motorsports operations. That experience, along with his other executive experience gained at Ford, led the Board to conclude that he is qualified to serve as a Board member.

Tom E. Smith, 70, became a director of SMI in 2001. Mr. Smith retired from Food Lion Stores, Inc. (“Food Lion”) in 1999, after a distinguished 29-year career with that company, which included serving as Chief Executive Officer and President. Mr. Smith currently serves as a director of Farmers and Merchants Bank, and served as a director of CT Communications, Inc. from 1999 until its acquisition by Windstream Communications in 2007. Mr. Smith’s experience as Chief Executive Officer of Food Lion, a major participant in sports marketing, along with his other experiences serving on public company boards, led the Board to conclude that he is qualified to serve as a Board member. Mr. Smith is standing for reelection as a director at the Annual Meeting.

GENERAL MANAGERS

Jerry N. Caldwell, 36, became Executive Vice President and General Manager of BMS in November 2010. Prior to that appointment, Mr. Caldwell spent 13 years working at BMS in various positions within the Corporate Sales and Marketing Department until his promotion to Vice President of that department in 2009. Mr. Caldwell served as interim General Manager of BMS from February 2010 until his appointment as Executive Vice President and General Manager.

Edwin R. Clark, 57, became President and General Manager of AMS in 1995. Prior to that appointment he served as Vice President and General Manager of AMS beginning in 1992 and he had been Vice President of Events at CMS from 1981 to 1992. Mr. Clark became Executive Vice President of SMI upon its organization in 1994 and was a director of SMI from 1995 to 2004.

Jerry K. Gappens, Jr., 50, became Executive Vice President and General Manager of NHMS in January 2008. Prior to that appointment, Mr. Gappens spent 15 years working for CMS in various public relations, marketing and event capacities. He most recently served as Senior Vice President of Events and Marketing at CMS beginning in 2004. Mr. Gappens has more than 25 years of experience in the motorsports industry, working previously with National Speed Sport News, one of the top motorsports trade publications.

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William E. Gossage, 53, became Vice President and General Manager of TMS in 1995. Prior to that appointment, he was Vice President of Public Relations at CMS from 1989 to 1995. In February 2004, Mr. Gossage became President of TMS. Mr. Gossage previously worked with Miller Brewing Company in its motorsports public relations program and served in various public relations and managerial capacities at two other NASCAR-sanctioned speedways.

Stephen Page, 57, has served as President and General Manager of IR since its acquisition in 1996. Prior to being hired by SMI, Mr. Page had served as President of Brenda Raceway Corporation, which owned and operated IR before acquisition by the Company. Mr. Page also spent 11 years working for the Oakland A’s baseball franchise in various marketing positions.

R. Christopher Powell, 52, became President of LVMS in June 2008. Prior to that appointment he served as Vice President and General Manager beginning with its acquisition in 1998. Mr. Powell also serves as Vice President of several other SMI subsidiaries. Mr. Powell spent 11 years working for Sports Marketing Enterprises, a division of RJR Tobacco Company (“RJR”). From 1994 to 1998, he served as manager of media relations and publicity on RJR’s NASCAR Winston Cup program. Mr. Powell’s previous duties included publicity and event operations on other RJR initiatives, including NHRA Drag Racing and the Vantage and Nabisco golf sponsorships.

Mark F. Simendinger, 53, became Executive Vice President and General Manager of KyS in January 2011. Prior to that appointment he served as Vice President and General Manager of KyS beginning with its acquisition in 2008. He previously served as an executive officer for KyS under its prior ownership from its development in 2000 until its purchase by SMI in 2008. Prior to that, Mr. Simendinger was President of Turfway Park Race Course, a thoroughbred track in Florence, Kentucky, and President of Carroll Properties, a real estate development firm.

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PROPOSAL 2 – APPROVAL OF THE SPEEDWAY MOTORSPORTS, INC. 2008 FORMULA RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS, AMENDED AND RESTATED AS OF APRIL 17, 2012

We are requesting your approval of an amendment and restatement of the Speedway Motorsports, Inc. 2008 Formula Restricted Stock Plan for Non-Employee Directors (the “2008 Formula Plan”). On February 22, 2012, and following the recommendation of the Compensation Committee, the Board (excluding the non-employee directors, pursuant to the terms of the 2008 Formula Plan) adopted the amendment and restatement of the 2008 Formula Plan, subject to the approval of our stockholders at the Annual Meeting.

The 2008 Formula Plan provides for formula grants of restricted stock to our non-employee directors. Among other changes, the amendment and restatement of the 2008 Formula Plan submitted for stockholder approval:

•	Increases the maximum number of shares of Common Stock that may be issued under the 2008 Formula Plan from 100,000 shares to 250,000 shares; and

•	Increases the dollar value to be used in the formula for determining the number of shares of Common Stock covered by each grant of restricted stock from $60,000 to $75,000.

These changes have been made to the 2008 Formula Plan so that we can continue to provide our non-employee directors with an ownership interest in SMI and to enhance our ability to attract and retain highly qualified individuals to serve as directors on the Board.

The proposed increase in the number of shares of Common Stock available for issuance under the 2008 Formula Plan is intended to ensure that SMI will have sufficient shares available to continue to make grants over the next several years. As of the Record Date and prior to the proposed increase, 40,632 shares of Common Stock remained available for issuance under the 2008 Formula Plan.

The 2008 Formula Plan originally was adopted by the Board on February 13, 2008 and approved by the stockholders of SMI on April 23, 2008. If the amended and restated 2008 Formula Plan is not approved by our stockholders, the 2008 Formula Plan will continue as it is currently in effect.

The following is a summary of the amended and restated 2008 Formula Plan. The summary describes the principal features of the 2008 Formula Plan, but it is qualified by reference to the full text of the amended and restated 2008 Formula Plan, which is included in this Proxy Statement as Appendix A.

SUMMARY OF PROPOSED AMENDED AND RESTATED 2008 FORMULA PLAN

ADMINISTRATION

Awards under the 2008 Formula Plan generally are intended to occur automatically without any discretionary administration. Otherwise, as amended, the 2008 Formula Plan is to be administered by the Board (rather than by a committee of the Board composed of all directors other than non-employee directors, as previously provided). Subject to the terms of the 2008 Formula Plan (which dictates the recipients, amount and timing of restricted stock awards to be granted), the Board will have the full authority to construe and interpret the 2008 Formula Plan and any related award agreement, to establish rules and regulations relating to plan administration and to delegate ministerial administrative responsibilities.

ELIGIBILITY

Members of the Board who are not employed by SMI or any of its subsidiaries are eligible to participate in the 2008 Formula Plan. SMI currently has four non-employee directors who are eligible to participate in the 2008 Formula Plan.

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SHARES SUBJECT TO THE 2008 FORMULA PLAN

If the stockholders approve the amended and restated 2008 Formula Plan, the number of shares of Common Stock available for issuance under the 2008 Formula Plan will increase from 100,000 shares to 250,000 shares, subject to adjustment as described below. Shares covered by restricted stock awards that are forfeited or cancelled for any reason are available for further awards under the 2008 Formula Plan.

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or similar transaction or other change in corporate capitalization affecting the Common Stock, equitable adjustments and/or substitutions, as applicable, will be made to the shares of Common Stock that may be issued under the 2008 Formula Plan and that are subject to outstanding awards under the 2008 Formula Plan to prevent the dilution or enlargement of rights.

FORMULA GRANTS OF RESTRICTED STOCK

Under the 2008 Formula Plan, an annual grant of restricted stock is made to each eligible non-employee director on the first business day following each annual meeting of SMI’s stockholders. If the amended and restated 2008 Formula Plan is approved by stockholders, the number of restricted shares of Common Stock to be granted to an eligible non-employee director will equal $75,000 (increased from $60,000) divided by the average closing sale price of the Common Stock on the NYSE for the twenty trading days immediately prior to the grant date (rounded up to the nearest whole share). Subject to the director’s continued service on the Board, the restricted stock fully vests on the first anniversary of the grant date or, if earlier, the day before the next annual meeting of SMI’s stockholders following the grant date.

The 2008 Formula Plan also provides that if a non-employee director initially becomes a member of the Board after the annual meeting of the Company’s stockholders has been held for the year in which such initial appointment occurs, the non-employee director will receive, effective on the date of his or her initial appointment to the Board, a restricted stock grant. If the amended and restated 2008 Formula Plan is approved by stockholders, the number of restricted shares of Common Stock subject to the award will equal $75,000 (increased from $60,000) divided by the average closing sale price of the Common Stock on the NYSE for the twenty trading days immediately prior to the grant date (rounded up to the nearest whole share). Subject to the director’s continued service on the Board, the restricted stock fully vests on the first anniversary of the grant date.

Shares of restricted stock may not be sold, assigned, pledged or otherwise transferred to the extent they remain unvested. A director holding restricted stock will have the right to vote such shares of restricted stock and to receive dividends (if and when declared by the Board), although dividends paid in shares will be considered restricted stock. Except in the case of a change in control (as described below), if a director’s service on the Board terminates for any reason, all shares of restricted stock not vested at the time of such termination are forfeited.

As amended, the 2008 Formula Plan provides that if, on any grant date, the number of restricted shares of Common Stock to be granted exceeds the number of shares then available for issuance under the 2008 Formula Plan, the number of shares of restricted stock to be granted to the non-employee directors on that grant date will be reduced on a pro rata basis.

CHANGE IN CONTROL

Upon a change in control of SMI, all outstanding restricted stock generally will become fully vested. Under the 2008 Formula Plan, “change in control” is a defined term and generally includes:

•

The acquisition of 50.1% of either SMI’s Common Stock or the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (subject to certain exceptions);

•

A change in the composition of the Board during any two-year period such that the individuals who, at the beginning of such two-year period, constitute the Board cease for any reason to constitute at least a majority of the Board (subject to certain exceptions);

•	Approval by the stockholders of SMI of a merger, reorganization or consolidation or a sale or other disposition of all or substantially all of SMI’s assets (subject to certain exceptions); or

•	Approval by SMI’s stockholders of a complete liquidation or dissolution of the Company.

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AMENDMENT, SUSPENSION OR TERMINATION

As amended, the 2008 Formula Plan provides that the Board may at any time amend, suspend or terminate the 2008 Formula Plan in whole or in part, provided that such action may be subject to stockholder approval if necessary to comply with legal, regulatory or securities exchange listing requirements. (As previously approved, the 2008 Formula Plan provides that a committee of the Board composed of all directors other than non-employee directors has such authority to amend, suspend or terminate the 2008 Formula Plan.) Unless terminated earlier, the 2008 Formula Plan will terminate on February 12, 2018, a term of ten years from its initial adoption by the Board. No amendment, suspension or termination of the 2008 Formula Plan may adversely affect in any material way the rights of a director under any outstanding award without his or her consent. Notwithstanding the foregoing, the Board may amend the 2008 Formula Plan and any outstanding awards in any respect it deems necessary or advisable to comply with exchange listing requirements, applicable law or regulatory requirements without obtaining the individual consent of any director who holds an outstanding award.

MARKET PRICE OF COMMON STOCK

The closing price of a share of SMI’s Common Stock on the NYSE on March 1, 2012 was $15.26.

PLAN BENEFITS

As described above, only non-employee directors of SMI are eligible to participate in the 2008 Formula Plan. Accordingly, none of our executive officers (including our named executive officers O. Bruton Smith, Marcus G. Smith or William R. Brooks) or other employees participate in the 2008 Formula Plan. If the amended and restated 2008 Formula Plan is approved, a restricted stock grant will be made to each eligible non-employee director on the first business day following the Annual Meeting consisting of the number of shares of Common Stock that equals $75,000 divided by the average closing sale price of the Common Stock on the NYSE for the twenty trading days immediately prior to the grant date (rounded up to the nearest whole share). The actual number of shares of Common Stock for each such grant is not determinable as of the date of this Proxy Statement.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the federal income tax consequences that generally apply with respect to restricted stock granted under the 2008 Formula Plan. This summary is based on current laws and regulations that may change in the future. This summary is not intended to be exhaustive and does not describe a number of various tax rules, including any foreign, state, or local tax consequences that could apply to a particular individual or to SMI under certain circumstances. This summary is not intended or written to be used (and cannot be used by any taxpayer) to avoid penalties that may be imposed on a taxpayer. Tax results may vary due to individual circumstances. Award recipients are urged to consult their independent tax advisors about the tax consequences related to restricted stock awards under the 2008 Formula Plan.

The recipient of restricted stock normally will recognize ordinary income when the restrictions on the restricted stock lapse (i.e., at the time the restricted shares are no longer subject to a substantial risk of forfeiture or become transferable, whichever occurs first). However, a director instead may elect to recognize ordinary income at the time of grant by making an election under Section 83(b) of the Code within 30 days after the grant date. In either case, the director will recognize as ordinary income the fair market value of such shares of stock at the time the income is recognized and SMI generally will be entitled to a corresponding tax deduction. If a director makes an “83(b) election” and then forfeits the shares of Common Stock, the director generally will not be entitled to any tax refund with respect to the tax already paid.

The Board unanimously recommends a vote FOR the approval of the amendment and restatement of the Speedway Motorsports, Inc. 2008 Formula Restricted Stock Plan for Non-Employee Directors.

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PROPOSAL 3 – REAPPROVAL OF THE SPEEDWAY MOTORSPORTS, INC. INCENTIVE COMPENSATION PLAN, AMENDED AND RESTATED AS OF FEBRUARY 21, 2012

The Board previously approved the Speedway Motorsports, Inc. Incentive Compensation Plan (the “Incentive Compensation Plan”) on February 14, 2007, as did our stockholders at SMI’s 2007 Annual Meeting of Stockholders. The Incentive Compensation Plan is a performance-based plan that provides cash awards to selected executive officers and key employees if pre-established performance goals are met. The Incentive Compensation Plan is intended to meet the requirements for performance-based compensation under Section 162(m) of the Code so that awards paid under the Incentive Compensation Plan may qualify for a federal income tax deduction. For amounts paid under the Incentive Compensation Plan to qualify for deductibility under Section 162(m) of the Code, SMI must periodically resubmit the Incentive Compensation Plan for stockholder approval. On February 21, 2012, the Compensation Committee adopted an amendment and restatement of the Incentive Compensation Plan. Therefore, stockholder approval is being sought with respect to the Incentive Compensation Plan, as amended and restated.

The Incentive Compensation Plan is intended to allow SMI to provide incentives to highly-qualified executives and other key employees that motivate them to continue service with SMI, devote their best efforts to SMI and improve SMI’s economic performance, thus enhancing the value of SMI for the benefit of stockholders. As noted above, the Incentive Compensation Plan also is intended to meet the requirements for performance-based compensation under Section 162(m) of the Code. Section 162(m) of the Code generally imposes a $1 million limit on SMI’s annual federal income tax deduction for compensation with respect to its Chief Executive Officer and the three other most other highly compensated officers (but, under current guidance, generally excluding the principal financial officer). However, compensation that qualifies as performance-based compensation under Section 162(m) is not subject to this deduction limit. Compensation qualifies as performance-based only if it satisfies certain requirements, including that the material terms of the plan under which the compensation is paid are disclosed to and approved by the stockholders.

Although minor changes (which did not require stockholder approval) have been made to the Incentive Compensation Plan since its adoption, the material terms of the Incentive Compensation Plan, including eligibility, the types of performance criteria that awards may be based upon and the maximum amount of compensation that can be paid to a participant during a calendar year, have not changed since our stockholders previously approved the Incentive Compensation Plan.

SMI also reserves the right to pay discretionary bonuses or other types of compensation outside of the Incentive Compensation Plan, including arrangements that may not qualify for deductibility under Section 162(m) of the Code. No employee has a guaranteed right to any discretionary bonus as a substitute for a performance-based bonus if performance goals are not met or if the stockholders do not reapprove the Incentive Compensation Plan.

The following is a summary of the Incentive Compensation Plan, as most recently amended and restated. The summary describes the principal features of the Incentive Compensation Plan, but it is qualified by reference to the full text of the amended and restated Incentive Compensation Plan, which is included in this Proxy Statement as Appendix B.

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SUMMARY OF THE INCENTIVE COMPENSATION PLAN

ADMINISTRATION

The Incentive Compensation Plan is administered by the Compensation Committee, which consists solely of two or more outside directors. The Compensation Committee has the authority, in its sole discretion, to grant awards under the Incentive Compensation Plan, to determine the recipients and timing of awards, to determine the terms, conditions, restrictions, applicable performance periods and performance goals relating to any award, to adjust compensation payable upon attainment of performance goals (subject to limitations), to construe and interpret the Incentive Compensation Plan and any awards, to prescribe, amend and rescind rules and regulations relating to the Incentive Compensation Plan and to make all other determinations and take all other actions deemed necessary or advisable for the Incentive Compensation Plan’s administration.

ELIGIBILITY

Executive officers and other key employees of SMI and its subsidiaries are eligible to receive awards under the Incentive Compensation Plan. The Compensation Committee selects the employees who will participate, and may take into account such factors as it deems relevant in making that determination. An employee who is a participant for one performance period is not assured of being selected to participate in any subsequent performance period. The actual number of employees who are eligible to participate in the Incentive Compensation Plan may vary and cannot be determined in advance because the Compensation Committee has the discretion to select the participants. Three executive officers have been selected for participation in the Incentive Compensation Plan for the 2012 calendar year.

PERFORMANCE GOALS

For each participant, the Compensation Committee establishes in writing the performance goals, the performance period over which such goals will be measured and the amount of or the formula for determining the participant’s incentive award with respect to such performance period. The Compensation Committee must establish all of these terms in writing within 90 days after the beginning of the applicable performance period (or, if earlier, by the date on which 25% of the period has been completed).

The performance goals established by the Compensation Committee must be objectively determinable (i.e., such that a third party with knowledge of the relevant facts could determine whether the goals have been met). The Compensation Committee may establish performance goals in its discretion based on one or more of the following:

• Stock price	• Return on net assets
• Earnings per share	• Reduction of debt
• Net earnings	• Debt rating
• Operating or other earnings	• Debt to equity ratio
• Gross or net profits	• Debt to capitalization ratio
• Revenues	• Consummation of debt offerings
• Net cash flow	• Consummation of equity offerings
• Net income or operating income	• Sales
• Financial return ratios	• Expense reduction levels
• Stockholder return	• Growth in assets or sales
• Return on equity	• Share count reduction
• Return on investment	• Strategic business objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures

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Performance goals may be expressed by reference to:

•

One or more divisions, business units, subsidiaries or other entities in which SMI has a significant ownership interest (provided that a performance goal related to any such entity would satisfy the requirements of Section 162(m) of the Code);

•	SMI and/or its subsidiaries as a whole; or

•	Any combination of the foregoing.

Performance goals also may be expressed by reference to the participant’s individual performance with respect to any of the foregoing criteria.

The Incentive Compensation Plan provides that performance goals may be expressed in such form as the Compensation Committee determines, including in either absolute or relative terms (including, but not limited to, relative comparison to other companies or other external measures), in percentages, in terms of growth over time or otherwise. Performance goals do not have to be based upon an increase or positive result under one of the above criteria and could include, for example, maintaining the status quo or the limitation of economic losses (measured in such case by reference to the specific criteria). Performance goals may provide for determination either before or after taxes and for the inclusion or exclusion of items such as:

•	Asset write-downs or impairment charges;

•

The effect of unusual or extraordinary charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, refinancing/restructuring of short-term and/or long-term debt or extraordinary non-recurring items as described in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in SMI’s Annual Report on Form 10-K for the applicable year;

•	Litigation or claim expenses, judgments or settlements; or

•	Changes in accounting principles or tax laws or other laws or provisions affecting reported results.

The performance goals established by the Compensation Committee can be particular to a participant and/or different each performance period.

The Compensation Committee also can establish subjective performance goals for participants, but the subjective performance goals may be used only to reduce, and not increase, an award otherwise payable under the Incentive Compensation Plan to covered employees for purposes of Section 162(m) of the Code.

AWARDS

A participant’s potential incentive award must be based on an objective formula or standard, and can be expressed as a dollar amount, a percentage of salary, a percentage of the applicable criteria underlying the specified performance goal(s) (or a percentage in excess of a threshold amount) or otherwise. The Compensation Committee also can designate a range, pursuant to which the actual amount of an incentive award may vary depending upon the extent to which the performance goals for the performance period have been attained. The Compensation Committee also may establish a participant’s potential incentive award as a percentage of a bonus pool, as long as the sum of the individual maximum percentages of the bonus pool that each participant potentially could receive does not exceed 100%.

Before payment of an incentive award can be made, the Compensation Committee must certify in writing the extent to which the performance goals have been reached. The Compensation Committee may, in its discretion, reduce or eliminate the amount payable to any participant based upon such factors as the Compensation Committee deems relevant. The maximum amount payable with respect to an incentive award to any participant during any calendar year is $10 million.

Payment of any incentive award is made as soon as administratively practicable following the Compensation Committee’s certification, provided that any such payment is to be made between January 1 and March 15 of the calendar year following the calendar year in which the performance period ends. All awards are paid in a cash lump sum. Participants generally must be employed on the payment date to receive the award (or, alternatively, on the last day of the performance period, if the Compensation Committee has substituted this alternative requirement for the participant at the time it established the performance goals). However, if the participant’s employment terminates due to death or disability, a pro-rated award generally may be paid so long as the performance goals were achieved.

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The Incentive Compensation Plan does not preclude SMI from establishing other or additional compensation arrangements, including an arrangement not intended to meet the requirements for performance-based compensation under Section 162(m) of the Code.

SECTION 409A OF THE CODE

Section 409A of the Code provides requirements for certain nonqualified deferred compensation arrangements. If applicable, Section 409A also imposes penalties (including an additional 20% tax) on the recipient of deferred compensation in the event such compensation fails to comply with Section 409A. Awards granted under the Incentive Compensation Plan are intended to constitute short-term deferrals under Section 409A and therefore be exempt from the requirements of Section 409A of the Code. To the extent that payment of any award may be deferred in accordance with Section 409A of the Code under a nonqualified deferred compensation plan established by SMI, the terms of such nonqualified deferred compensation plan govern the deferral. SMI does not guarantee to any participant that the Incentive Compensation Plan or any incentive award complies with or is exempt from Section 409A of the Code.

AMENDMENT, SUSPENSION OR TERMINATION

The Board or the Compensation Committee can amend, suspend or terminate the Incentive Compensation Plan at any time, subject to stockholder approval if necessary to satisfy the requirements for performance-based compensation under Section 162(m) of the Code. Generally, no amendment, suspension or termination of the Incentive Compensation Plan may adversely affect the rights of a participant with respect to an award previously granted under the Incentive Compensation Plan without the participant’s consent. However, the Incentive Compensation Plan or any incentive award can be amended without a participant’s consent if the Board or the Compensation Committee deems the amendment necessary or advisable to comply with applicable law.

REAPPROVAL BY STOCKHOLDERS

SMI intends to resubmit the Incentive Compensation Plan to SMI’s stockholders as necessary for awards paid under the Incentive Compensation Plan to satisfy the stockholder approval requirement for performance-based compensation under Section 162(m) of the Code. To comply with these requirements, SMI currently is required to resubmit the Incentive Compensation Plan for stockholder approval approximately every five years.

PLAN BENEFITS

The amounts paid to our named executive officers under the Incentive Compensation Plan for 2011 are set forth in “2011 Summary Compensation Table” in the “2011 Executive Compensation” section of this Proxy Statement. The Compensation Committee has designated, and established performance goals for, three participants in the Incentive Compensation Plan for the 2012 calendar year: Messrs. O. Bruton Smith, Marcus G. Smith and William R. Brooks. The actual amounts to be paid under those awards are dependent on SMI’s future performance and are therefore not presently determinable.

The Board unanimously recommends a vote FOR the reapproval of the Speedway Motorsports, Inc. Incentive Compensation Plan.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding the shares of SMI’s Common Stock issuable under all of SMI’s equity compensation plans as of December 31, 2011:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)(2)	1,299,776	(3)	$30.74	(4)	1,905,974	(5)
Equity compensation plans not approved by security holders	–		–		–
Total	1,299,776		$30.74		1,905,974

(1)	Includes SMI’s 1994 Stock Option Plan, 2004 Stock Incentive Plan, Formula Stock Option Plan for Independent Directors, 2008 Formula Restricted Stock Plan for Non-Employee Directors and Employee Stock Purchase Plan

(2)	Awards of restricted stock under the 2008 Formula Restricted Stock Plan for Non-Employee Directors as currently in effect (and not as in the proposed amendment and restatement) consist of that number of shares of Common Stock that equals $60,000 divided by the average closing price of Common Stock on the NYSE for the twenty trading days immediately preceding the grant date (rounded up to the nearest whole share).

(3)	Includes 210,000 shares to be issued upon the exercise of outstanding options under the Formula Stock Option Plan for Independent Directors that was terminated upon stockholder approval of the 2008 Formula Restricted Stock Plan for Non-Employee Directors at the 2008 Annual Meeting of Stockholders. Because the Formula Stock Option Plan for Independent Directors was terminated, no options remain available for issuance under that plan. Also includes 415,297 shares to be issued upon the exercise of outstanding options under the 1994 Stock Option Plan that terminated in 2004. Because the 1994 Stock Option Plan terminated, no options remain available for issuance under that plan. Also includes 62,565 shares issuable upon vesting of outstanding restricted stock units and 611,914 shares to be issued upon the exercise of outstanding options, all of which were granted under the 2004 Stock Incentive Plan. The weighted-average exercise price information in column (b) does not take these units into account because they do not have an exercise price.

(4)	Does not include the exercise price of options under the Employee Stock Purchase Plan because no such options are outstanding.

(5)	Includes 1,426,342 shares remaining available under the 2004 Stock Incentive Plan.

Under the 2004 Stock Incentive Plan, SMI may award shares in the form of options, restricted stock or restricted stock units. Also includes 40,632 shares remaining available for restricted stock grants under the 2008 Formula Restricted Stock Plan for Non-Employee Directors. No further options can be granted under the 1994 Stock Option Plan or the Formula Stock Option Plan for Independent Directors.

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PROPOSAL 4 – SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the firm of PricewaterhouseCoopers LLP to serve as the principal independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012. PwC’s first year serving in this capacity for the Company was 2007.

Representatives of PwC will attend the Annual Meeting. They will have an opportunity to make a statement if they so desire and to respond to appropriate questions.

Stockholder ratification of the Audit Committee’s selection of PwC as our principal independent registered public accounting firm is not required by the Company’s Bylaws, as amended, or otherwise. The Board is submitting the selection of PwC to the stockholders for ratification and the Audit Committee will reconsider whether to retain PwC if the stockholders do not ratify this selection. In addition, even if the stockholders ratify the selection of PwC, the Audit Committee may, in its discretion, select a different independent accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of SMI.

The Board unanimously recommends a vote FOR ratification of PwC as our independent registered public accounting firm for fiscal year 2012.

PRINCIPAL ACCOUNTING FIRM FEES AND SERVICES

The following table shows the aggregate fees billed to the Company by PwC for the fiscal years ended December 31, 2011 and 2010:

	2011	2010
Audit Fees(1)	$665,000	$730,000
Audit-Related Fees(2)	–	–
Tax Fees(3)	–	25,000
All Other Fees(4)	–	–

(1)	This fee category consists of services for: (i) the audit of our annual financial statements and review of our quarterly financial statements in 2011 and 2010, (ii) the audit of the effectiveness of our internal control over financial reporting for Sarbanes-Oxley Act Section 404 Compliance in 2011 and 2010, (iii) services associated with the private placement, exchange offer and SEC registration statement for our senior notes issued in 2011, and (iv) services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings, including services associated with other SEC registration statements, SEC staff reviews and inquiries, and documents filed with the SEC (e.g., comfort letters and consents) in 2011 and 2010.

(2)	This fee category consists of assurance and related services that are reasonably related to performing the audit and review of our financial statements, and are not reported above under “Audit Fees”. There were no fees for this category in 2011 or 2010.

(3)	This fee category consists of professional services rendered by PwC for tax return preparation, tax compliance, tax planning and tax advice in 2010. There were no fees for this category in 2011.

(4)	This fee category consists of fees billed for services other than the services reported in other categories. There were no fees for this category in 2011 or 2010.

The Audit Committee has considered whether the non-audit services provided were compatible with maintaining the principal independent registered public accounting firm’s independence, and believes that such services and related fees, due to, among other things, the nature and scope of the services provided and the fact that different PwC personnel provided audit and non-audit services, have not impaired the independence of the Company’s principal independent registered public accounting firm. All services provided by PwC in 2011 and 2010 were approved by the Audit Committee.

Generally, before an independent auditor is engaged by the Company to render audit or non-audit services, the engagement is approved early each calendar year by the Audit Committee. Any subsequent changes in audit, audit-related, tax or other services to be provided by such independent auditor due to changes in scope of work, terms, conditions or fees of the engagement must be pre-approved by the Audit Committee or by one of its members who has been delegated such authority. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both such independent auditor and the Chief Financial Officer of the Company and must be consistent with applicable SEC regulations and NYSE listing standards regarding auditor independence.

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2011 EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

2011 EXECUTIVE OFFICER COMPENSATION PROGRAM

The Company’s objectives with respect to compensation of its executive officers are to: (1) link executive compensation to SMI’s business strategy execution and performance; (2) offer compensation designed to attract, retain and reward key executive officers; (3) offer salary, cash bonus and incentive compensation pay opportunities that are competitive in the marketplace and recognize achievement of SMI’s business strategy objectives; and (4) provide performance incentives and equity-based compensation to align the long-term interests of executive officers with those of SMI’s stockholders.

The Company’s executive compensation program is designed to reward successful achievement of the Company’s objectives, which we believe will return value to the stockholders. The Company’s objectives include: revenue growth; operating earnings growth; earnings per share growth; increased shareholder return through dividends and share repurchases; and growth of return on average equity.

SMI has three executive officers: Mr. O. Bruton Smith, the Company’s Chairman and Chief Executive Officer, Mr. Marcus G. Smith, the Company’s President and Chief Operating Officer, and Mr. William R. Brooks, the Company’s Vice Chairman, Chief Financial Officer and Treasurer. SMI’s executive compensation program is comprised of two components: (i) annual cash compensation, paid in the form of annual salary, objective performance-based incentive compensation payments under the Company’s Incentive Compensation Plan and possible discretionary bonuses; and (ii) long-term compensation, paid in the form of options to purchase the Common Stock or through the grant of performance-based restricted stock or restricted stock units. None of the Company’s executive officers have an employment agreement, severance agreement or any retirement plans other than a 401(k) Plan that is available to all employees. None of the Company’s executive officers have any agreement pursuant to which there is an accelerated vesting of outstanding equity awards in the event of termination of employment. Given the Company’s emphasis on current cash compensation and our executive officers’ extended tenure with the Company, the Company believes that the type of agreements described above would not significantly advance the Company’s compensation objectives.

SMI’s executive compensation tends to favor current cash payments in the form of annual salary, incentive compensation under the Company’s Incentive Compensation Plan and a possible discretionary bonus consistent with the Company’s earnings, margins and cash flows. The Company believes current cash compensation is the most effective tool to generate and enhance high earnings, margins and cash flows.

The Company also believes that a certain level of equity ownership is required to align executive officer long-term interests with those of its stockholders. The Compensation Committee believes the Company’s executive officer compensation program adequately achieves this goal through the periodic awards of equity compensation, taking into account the executive officers’ existing equity ownership and the desired mix of cash and equity compensation. The Company also considered the effects of applicable accounting guidance on equity-based payments, which require the Company to currently expense an estimated future value of equity compensation. Retention and long-term focus of the Company’s executive officers has not historically been an area of concern, evidenced by the more than 25-year average tenure of the current executive officers of the Company and its predecessors.

The Compensation Committee reviews base salaries, awards of cash bonuses, awards of incentive cash compensation and equity-based compensation in the first quarter of each year. Mr. O. Bruton Smith and Mr. Brooks present the Compensation Committee with a report of the Company’s financial results for the prior year, recommendations regarding compensation, including recommended base salaries, recommended discretionary bonus payments and management’s rationale for such recommendations. The Compensation Committee is required to certify the Company’s results for purposes of the Incentive Compensation Plan, and must decide whether to approve the incentive compensation award yielded under the Incentive Compensation Plan, and whether to reduce that award, and whether circumstances justify a discretionary bonus award. See “Incentive Compensation and Cash Bonuses” below. Mr. O. Bruton Smith does not make any recommendation regarding his own compensation.

The Compensation Committee also reviewed the results of the Company’s first advisory “say on pay” vote held during SMI’s 2011 Annual Meeting and determined not to make any significant changes to the Company’s compensation program given the approval of the say on pay proposal by 85% of our stockholders casting votes.

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ANNUAL CASH COMPENSATION

Annual cash compensation for SMI’s executive officers consists of a base salary, payments earned under the Incentive Compensation Plan and a possible discretionary bonus. Executive officer cash compensation has historically been weighted in favor of incentive compensation dependent upon the Company’s and each executive officer’s performance for the particular year. The criteria approved by the Compensation Committee pursuant to the Incentive Compensation Plan was designed to maintain the weighted balance of cash compensation favoring at-risk cash compensation as opposed to base salary. Although the Company does not engage in compensation benchmarking, the 2011 annual cash compensation was intended to be competitive in relation to similar companies such as those included in the Peer Group Index in the performance graph included in the Company’s Annual Report on Form 10-K, other entertainment-related companies as well as other companies considered to have financial characteristics similar to those of SMI. The Compensation Committee has utilized the services of Pearl Meyer, an independent consultant, to assist the Committee with its review of comparative pay data for companies that share those industry or financial characteristics to better understand the marketplace. The independent consulting firm did not provide any personal services for any of the Company’s executive officers, nor did it provide any other services to the Company.

ANNUAL SALARY

The base salaries of SMI’s executive officers and adjustments to executive officers’ base salaries are generally based upon a subjective evaluation of the executive officer’s performance by the Compensation Committee in light of the Company’s compensation objectives. The Compensation Committee’s evaluation is also based upon factors such as the current responsibilities of each executive officer, the compensation of similarly situated executive officers of comparable companies, the performance of each executive officer during the prior calendar year, the Company’s performance during the prior calendar year and management’s recommendations submitted to the Compensation Committee by the Chairman and Chief Executive Officer and by the Chief Financial Officer. In March 2011, the base salaries of the executive officers for 2011 were established using the referenced criteria. The base salaries for Messrs. O. Bruton Smith, Marcus G. Smith and Brooks remained unchanged for 2011 and 2012.

INCENTIVE COMPENSATION PLAN

Each of SMI’s executive officers was eligible to participate in the Company’s Incentive Compensation Plan in 2011. Compensation under the Incentive Compensation Plan is intended to provide the Company’s executive officers an incentive to devote their best efforts to the Company and to enhance the Company’s value for the benefit of stockholders. In March 2011, the Compensation Committee established objective, performance-based goals, reflective of the Company’s projected earnings for 2011, and potential incentive compensation payouts to the eligible executive officers. The performance period was January 1, 2011 through December 31, 2011. Earnings per share, with certain adjustments designed to more accurately reflect the Company’s and the eligible executive officers’ performance, was selected as the performance goal (“Plan EPS”). For purposes of the Company’s 2011 performance goal, Plan EPS was, consistent with the Incentive Compensation Plan, defined as (A) the Company’s net income as determined in accordance with U.S. generally accepted accounting principles (GAAP), excluding (i) any gain or loss on asset/goodwill impairment or expense charges, litigation or claim expenses, or judgments or settlements, (ii) restructuring charges, (iii) refinance charges, (iv) extraordinary non-recurring items as described in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s Annual Report on Form 10-K for the applicable year, (v) the cumulative effect of any changes in GAAP during 2011, divided by (B) a share count of 41,300,000 shares. The exclusions from the calculation of the Company’s earnings were selected to more accurately reflect the Company’s normalized performance in 2011, leading to a more fair and accurate incentive compensation award.

In accordance with the Company’s Incentive Compensation Plan for the fiscal year ended December 31, 2011, the incentive compensation awarded to Messrs. O. Bruton Smith, Marcus G. Smith and Brooks was calculated by comparing Plan EPS to the target Plan EPS of $1.50 selected by the Compensation Committee (“Target EPS”).

If the Company achieved exactly the Target EPS, the following incentive compensation awards would have been earned (for each of Messrs. O. Bruton Smith, Marcus G. Smith and Brooks, the “Target EPS Incentive Compensation Award”):

•	O. Bruton Smith = 3.0 times current annual base salary (i.e., 3.0 x $600,000 = $1,800,000)

•	Marcus G. Smith = 2.0 times current annual base salary (i.e., 2.0 x $550,000 = $1,100,000)

•	William R. Brooks = 2.0 times current annual base salary (i.e., 2.0 x $500,000 = $1,000,000)

However, if the Company achieved more or less than the Target EPS, the amounts payable to Messrs. O. Bruton Smith, Marcus G. Smith and Brooks based on the Plan EPS performance objective would have been the Target EPS Incentive Compensation Award

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increased or reduced (as the case may be) by the percentage by which the Company’s achieved Plan EPS for 2011 was greater than or less than the Target EPS. However, no incentive compensation award would be payable if the Company achieved less than the minimum Plan EPS threshold of $0.75 selected by the Compensation Committee or 50% of the Target EPS (the “Minimum EPS Threshold”).

The following examples illustrate the incentive compensation award calculation for achieved Plan EPS other than the Target EPS:

•	If the Company’s achieved Plan EPS was $3.00 (or 200% of Target EPS), then the following Plan EPS incentive compensation awards would have been earned:

–	O. Bruton Smith = $3,600,000 (or 200% of the Target EPS Incentive Compensation Award)

–	Marcus G. Smith = $2,200,000 (or 200% of the Target EPS Incentive Compensation Award)

–	William R. Brooks = $2,000,000 (or 200% of the Target EPS Incentive Compensation Award)

•	If the Company’s achieved Plan EPS was $0.75 (or 50% of Target EPS), then the following Plan EPS incentive compensation awards would have been earned:

–	O. Bruton Smith = $900,000 (or 50% of the Target EPS Incentive Compensation Award)

–	Marcus G. Smith = $550,000 (or 50% of the Target EPS Incentive Compensation Award)

–	William R. Brooks = $500,000 (or 50% of the Target EPS Incentive Compensation Award)

The Company achieved a Plan EPS of $1.14 for the fiscal year ended December 31, 2011 (or 76% of Target EPS). Accordingly, Messrs. O. Bruton Smith, Marcus G. Smith and Brooks earned Plan EPS incentive compensation awards of $1,368,000, $836,000 and $760,000, respectively (or 76% of their respective Target EPS Incentive Compensation Awards).

LONG-TERM EQUITY COMPENSATION

The Compensation Committee believes that an appropriate level of equity-based compensation or equity holdings is part of a balanced and effective compensation program designed to align the interests of executive officers with those of stockholders.

In March 2011, the Compensation Committee made restricted stock grants of 35,000 shares of performance-based restricted stock to Mr. Brooks and 35,000 performance-based restricted stock units to Mr. Marcus G. Smith under the 2004 Stock Incentive Plan (each, a “Restricted Stock Award”) for the fiscal year ended December 31, 2011.

The Compensation Committee determined that the Restricted Stock Awards would be subject to forfeiture based on the extent to which Plan EPS for the fiscal year ended December 31, 2011 fell short of Target EPS as follows:

•	If Plan EPS was less than the Minimum EPS Threshold, then the Restricted Stock Awards would not vest and would be forfeited in their entirety.

•

If Plan EPS met or exceeded the Minimum EPS Threshold, the number of shares of Common Stock or restricted stock units, as applicable, that would remain outstanding under each Restricted Stock Award for the remainder of the restricted period (the outstanding shares being scheduled to vest in increments of one-third on each anniversary of the grant date) would equal:

–	The applicable Target Grant Amount (in this case 35,000); multiplied by

–	Plan EPS expressed as a percentage of Target EPS (however, the percentage cannot exceed 100%).

As discussed above in “Incentive Compensation and Cash Bonuses,” the Company achieved a Plan EPS of $1.14 for the fiscal year ended December 31, 2011, exceeding the Minimum EPS Threshold. Because $1.14 is 76% of the Target EPS, Mr. Marcus G. Smith retained 26,600 restricted stock units to be settled in Common Stock and Mr. Brooks retained ownership of 26,600 restricted shares of Common Stock as their respective Restricted Stock Awards, with the remaining 8,400 units or shares forfeited in their entirety.

The Compensation Committee has broad discretion regarding the types of long-term incentive compensation awarded to named executive officers and other employees of the Company, typically using either restricted stock, restricted stock units, stock option awards or some combination thereof. Depending upon circumstances in the future, the Compensation Committee may exercise its discretion and award all stock options, all restricted stock, all restricted stock units or a mixture thereof.

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OTHER BENEFIT PLANS

Executive officers of SMI (including the Chief Executive Officer) were also eligible in 2011 to participate in various benefit plans provided to other employees of SMI. These benefit plans are intended to provide a safety net of coverage for various events, such as death, disability and retirement.

Senior level highly compensated Company employees, including the executive officers of SMI, were also eligible to participate in the Company’s Deferred Compensation Plan (the “Deferred Plan”) during the 2011 calendar year. Under the Deferred Plan, eligible employees could elect to defer up to 75% of their annual base salary and up to 100% of their annual cash bonus or commission payments. SMI, in its sole discretion, may match deferred compensation contributions of executive officers and all other eligible participants. To date, no matching contributions have been made. Contributions by participants in the Deferred Plan, including the executive officers, may be invested in several different investment funds offered by the third-party administrator of the Deferred Plan, with earnings on such amounts determined by the actual market performance of the investment funds selected by the participant. To date, no named executive officer has participated in the Deferred Plan.

FEDERAL INCOME TAX CONSIDERATIONS

The compensation paid to the Company’s executive officers is based primarily on Company performance. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), imposes a limitation on the deductibility of annual compensation in excess of $1,000,000 that is not performance-based. Executive officer compensation attributable to the exercise of stock options granted under the Company’s 1994 Stock Option Plan and the 2004 Stock Incentive Plan, and incentive compensation paid under the Company’s Incentive Compensation Plan, is intended to qualify as fully deductible performance-based compensation. The Compensation Committee intends to continue to manage SMI’s executive compensation program in a manner that is intended to preserve federal income tax deductions. However, the Compensation Committee also must approach executive compensation in a manner which will attract, motivate and retain key personnel whose performance increases the value of the Company. Accordingly, the Compensation Committee may from time to time exercise its discretion to award compensation that may not be deductible under Section 162(m) of the Code when in its judgment such award would be in the interests of the Company.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based upon such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in SMI’s Annual Report on Form 10-K and Proxy Statement on Schedule 14A.

Compensation Committee

Tom E. Smith, Chairman

Mark M. Gambill

James P. Holden

Robert L. Rewey

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2011 SUMMARY COMPENSATION TABLE

The following table sets forth compensation paid by or on behalf of SMI to the Company’s Chief Executive Officer, Chief Operating Officer and Chief Financial Officer for services rendered during the fiscal years ended December 31, 2009, 2010 and 2011:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)(2)	All Other Compen- sation ($)(3)	Total ($)
O. Bruton Smith, Chairman and Chief Executive Officer	2011 2010 2009	600,000 600,000 600,000	– – –	– – –	– – –	1,368,000 1,176,000 1,108,000	– – –	1,968,000 1,776,000 1,708,800
Marcus G. Smith, President and Chief Operating Officer	2011 2010 2009	550,000 550,000 550,000	– – –	399,000 341,176 170,632	– – –	836,000 718,667 677,600	13,941 12,483 8,622	1,798,941 1,622,326 1,406,854
William R. Brooks, Vice Chairman, Chief Financial Officer and Treasurer	2011 2010 2009	500,000 500,000 500,000	– – –	399,000 341,176 115,685	– – –	760,000 653,333 616,000	8,330 7,946 7,668	1,667,330 1,502,455 1,239,353

(1)	Stock Awards were granted pursuant to the 2004 Stock Incentive Plan. The amounts for Stock Awards reflect the grant date fair value of such awards computed in accordance with FASB ASC Topic 718. See Note 11 to the Consolidated Financial Statements in the Company’s 2011 Annual Report on Form 10-K for additional information concerning this plan.

(2)	Amounts shown are non-equity incentive compensation payments made pursuant to the Company’s Incentive Compensation Plan earned in the year specified and paid in the first quarter of the following year.

(3)	Includes the Company’s match to the 401(k) Plan and the Company’s contribution to employee benefit plans available to all employees. The aggregate amount of perquisites received in each of 2009, 2010 and 2011 did not exceed $10,000 for any named executive officer.

2011 GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding all individual grants of plan-based awards granted to named executive officers for the fiscal year ending December 31, 2011:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	($)
O. Bruton Smith, Chairman and Chief Executive Officer	3/10/2011	900,000	1,800,000	–	–	–	–	–
Marcus G. Smith, President and Chief Operating Officer	3/10/2011	550,000	1,100,000	–	17,500	35,000	–	399,000
William R. Brooks, Vice Chairman, Chief Financial Officer, and Treasurer	3/10/2011	500,000	1,000,000	–	17,500	35,000	–	399,000

(1)	Amounts earned for 2011 are set forth in the Summary Compensation Table. Awards were made in accordance with the Company’s Incentive Compensation Plan.

(2)	The Stock Awards were adjusted on March 7, 2012, based on final certification of performance targets, to the following amounts: Mr. Marcus G. Smith from 35,000 restricted stock units to 26,600 restricted stock units (to be settled in shares of Common Stock), and Mr. William R. Brooks from 35,000 to 26,600 shares of restricted stock. Stock Awards were made in accordance with the 2004 Stock Incentive Plan.

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2011 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information regarding outstanding equity awards held by named executive officers at the end of the fiscal year ending December 31, 2011:

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
O. Bruton Smith, Chairman and Chief Executive Officer	–	–	–	–	–
Marcus G. Smith, President and Chief Operating Officer	10,000	26.36	12/11/2012	62,565	959,121
	20,000	29.64	12/09/2013
	95,000	37.00	12/08/2014
	10,000	38.97	12/07/2015
	20,000	39.13	12/05/2016
William R. Brooks, Vice Chairman,	21,250	26.36	12/11/2012	62,565	959,121
Vice Chairman, Chief Financial Officer and Treasurer	20,000	29.64	12/09/2013
	95,000	37.00	12/08/2014
	10,000	38.97	12/07/2015
	20,000	39.13	12/05/2016

(1)	Includes (a) 12,320 shares of unvested restricted stock granted to Mr. Brooks, which vested on March 11, 2012, subject to the terms and conditions of the 2004 Stock Incentive Plan; (b) 12,320 restricted stock units granted to Mr. Smith, which must be settled in shares of Common Stock and which vest on April 21, 2012, subject to the terms and conditions of the 2004 Stock Incentive Plan; (c) 15,245 shares of unvested restricted stock granted to Mr. Brooks, of which 7,622 vested on March 11, 2012, and 7,623 vests on March 11, 2013, subject to the terms and conditions of the 2004 Stock Incentive Plan; (d) 15,245 restricted stock units granted to Mr. Smith, which must be settled in shares of Common Stock, of which 7,622 vested on March 11, 2012, and 7,623 vests on March 11, 2013, subject to the terms and conditions of the 2004 Stock Incentive Plan; (e) 35,000 shares of unvested restricted stock granted to Mr. Brooks, of which one-third vested on March 10, 2012, one-third vests on March 10, 2013 and one-third vests on March 10, 2014; and (f) 35,000 restricted stock units granted to Mr. Smith, which must be settled in shares of Common Stock, and of which one-third vested on March 10, 2012, one-third vests on March 10, 2013, and one-third vests on March 10, 2014. The awards of 35,000 performance-based restricted stock units to Mr. Smith and 35,000 shares of restricted stock to Mr. Brooks were adjusted on March 7, 2012 based on the final certification of performance targets for 2011 from 35,000 to 26,600 restricted stock units for Mr. Smith to be settled in shares of Common Stock and 26,600 shares of restricted stock for Mr. Brooks.

(2)	Market value based on the December 30, 2011 closing market price of the Common Stock of $15.33.

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2011 OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information regarding each vesting of restricted stock and restricted stock units during the fiscal year ended December 31, 2011.

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
O. Bruton Smith, Chairman and Chief Executive Officer	–	–
Marcus G. Smith, President and Chief Operating Officer	14,230	216,571
William R. Brooks, Vice Chairman, Chief Financial Officer and Treasurer	14,230	216,571

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2011 DIRECTOR COMPENSATION

The following table sets forth the compensation of the Company’s non-employee directors for services rendered in 2011. Directors who are also employees of the Company do not receive compensation (other than their compensation as employees of the Company) for their service on the Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(5)	Total ($)
Mark M. Gambill(1)	65,500	59,949	125,449
James P. Holden(2)	63,500	59,949	123,449
Robert L. Rewey(3)	58,000	59,949	117,949
Tom E. Smith(4)	70,000	59,949	129,949

(1)	As of December 31, 2011, Mr. Gambill held options to acquire 60,000 shares of Common Stock and 3,889 shares of restricted stock.

(2)	As of December 31, 2011, Mr. Holden held options to acquire 40,000 shares of Common Stock and 3,889 shares of restricted stock.

(3)	As of December 31, 2011, Mr. Rewey held options to acquire 50,000 shares of Common Stock and 3,889 shares of restricted stock.

(4)	As of December 31, 2011, Mr. Smith held options to acquire 60,000 shares of Common Stock and 3,889 shares of restricted stock.

(5)	Stock Awards were made pursuant to the Company’s 2008 Formula Restricted Stock Plan for Non-Employee Directors (the “Formula Plan”) on April 21, 2011. The amounts for Stock Awards reflect the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718.

Members of the Board who are not employees of the Company receive automatic annual grants of restricted stock under the Formula Plan. The annual grant of restricted stock is made on the first business day following the Company’s annual meeting of stockholders. The number of restricted shares of Common Stock granted to an eligible non-employee director is determined by dividing $60,000 by the average closing price of Common Stock on the NYSE for the twenty trading days immediately preceding the grant date rounded up to the nearest whole share. Subject to the director’s continued service on the Board, the restricted stock will vest in full on the first anniversary of the grant date or, if earlier, the day before the next annual meeting of stockholders following the grant date. For additional information concerning the Formula Plan, see the “Proposal 2 – Approval of the Speedway Motorsports, Inc. 2008 Formula Restricted Stock Plan for Non-Employee Directors, Amended and Restated as of April 17, 2012” section of this Proxy Statement and Note 11 to the Consolidated Financial Statements in the Company’s 2011 Annual Report on Form 10-K. There is a proposal for stockholder approval at the Annual Meeting that the number of restricted shares of Common Stock granted to an eligible non-employee director be determined by dividing $75,000 by the average closing price of Common Stock on the NYSE for the twenty trading days immediately preceding the grant date rounded up to the nearest whole share.

In fiscal 2011, each non-employee director also received (i) an annual cash retainer of $30,000, (ii) $1,500 for each Board and committee meeting attended, and (iii) an annual cash retainer of $10,000 to each respective Chairman of the Audit Committee, Compensation Committee, and the Lead Independent Director. The Chairman of the Nominating/Corporate Governance Committee received an annual cash retainer of $5,000. The Company also reimburses all directors for their expenses incurred in connection with their activities as directors of SMI. For fiscal 2012 the annual retainer paid to each non-employee director was increased to $50,000.

TRANSACTIONS WITH RELATED PERSONS

It is the Company’s policy, as set forth in its Corporate Governance Guidelines, to have the Audit Committee review and approve related person transactions for conflicts of interest. In its review, the Audit Committee considers whether a particular transaction is in the best interests of the Company, whether the transaction is on economic terms no less favorable than could be obtained in an arm’s-length transaction with an unrelated third party, and the materiality of the interest to the related person.

Before July 2002, the Company made loans to, paid certain expenses on behalf of, and obtained certain services from Sonic Financial, a Company affiliate through common ownership by the Company’s Chairman and Chief Executive Officer, for various

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corporate purposes. Also, the Company and Sonic Financial currently share various expenses in the ordinary course of business. At December 31, 2011 and as of the Record Date, the Company had approximately $4.1 million, including accrued interest, due from Sonic Financial. In 2011, the amounts due from Sonic Financial were reduced by net amounts owed to Sonic Financial by SMI with respect to a shared services arrangement net of accrued interest by $358,000. The largest amount outstanding in 2011 and as of the Record Date was $4.4 million at January 1, 2011. The amount owed by Sonic Financial bears interest at 1% over prime and is payable on demand. Pursuant to the shared services arrangement, Sonic Financial provides administrative services to the Company, and further provides the Company access to the use of airplanes for Company business travel.

Sonic Financial made several loans and cash advances to AMS prior to 1996 for the AMS acquisition and other expenses. Such loans and advances stood at $2.6 million at December 31, 2011. Of this amount, approximately $1.8 million bears interest at 3.83% and the remainder at 1% over prime.

U.S. Legend Cars International, Inc. (“US Legend Cars”), SMISC Holdings, Inc. (“SMI Properties”) and Oil-Chem Research Corporation (“Oil-Chem”) are wholly owned subsidiaries of the Company, each of whom lease office and warehouse facilities from Chartown, an affiliate of the Company through common ownership by the Company’s Chairman and Chief Executive Officer, under annually renewable lease agreements. Rent expense for US Legend Cars, SMI Properties and Oil-Chem in 2011 approximated $244,000, $241,000 and $69,000, respectively. At December 31, 2011, amounts owed to Chartown were de minimis. The leases contain terms more favorable to the Company than would be obtained from unaffiliated third parties. The economic terms of the leases were based on several factors, including projected earnings capacity of US Legend Cars, SMI Properties and Oil-Chem, the quality, age, condition and location of the facilities and rent paid for comparable commercial properties.

Oil-Chem sells zMAX micro-lubricant® product to certain SAI dealerships for resale to service customers of the dealerships in the ordinary course of business. SAI is a Company affiliate through common ownership by the Company’s Chairman and Chief Executive Officer. Total purchases from Oil-Chem by SAI dealerships approximated $1.5 million in 2011. At December 31, 2011, associated amounts due from SAI totaled approximately $161,000. Various SMI subsidiaries purchased new and used vehicles for employee use from certain subsidiary dealerships of SAI in 2011 for an aggregate of approximately $270,000. Amounts due to and from SAI dealerships were de minimis.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires SMI’s officers, directors and persons who beneficially own more than 10% of the Common Stock to file initial reports of ownership and changes in ownership with the SEC. Additionally, SEC rules require that SMI identify any individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. To SMI’s knowledge, based solely on a review of reports furnished to it, all Section 16(a) filing requirements applicable to its officers, directors and more than 10% beneficial owners were complied with on a timely basis in 2011.

EXPENSES OF SOLICITATION

The Company pays the cost of proxy solicitation, including the cost of assembling and mailing this Proxy Statement and the enclosed materials. In addition to mailings, proxies may be solicited personally, by telephone or electronically, by corporate officers and employees of the Company, who will not receive additional compensation for such efforts. The Company intends to request brokers and banks holding stock in their names or in the names of nominees to forward proxies to customers owning such stock, where applicable, and will reimburse them for their reasonable expenses of forwarding proxy materials to customers.

DEADLINES FOR 2013 STOCKHOLDER PROPOSALS

For stockholder proposals intended to be presented at the 2013 Annual Meeting of Stockholders to be eligible for inclusion in the Company’s proxy statement and the form of proxy for such meeting, they must be received by the Company at its principal executive offices no later than November 21, 2012.

Regarding stockholder proposals intended to be presented at the 2013 Annual Meeting of Stockholders but not included in the Company’s proxy statement, stockholders must give SMI advance notice of their proposals to be considered timely under the

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Company’s Bylaws. The Bylaws state that written notice of such proposals must be delivered to the principal executive offices of SMI (i) in the case of an annual meeting that occurs within 30 days of the anniversary of the 2012 Annual Meeting of Stockholders, not less than 60 days nor more than 90 days prior to such anniversary date and (ii) in the case of an annual meeting called for a date not within 30 days before or after the anniversary date of the 2012 Annual Meeting of Stockholders, or in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made, whichever occurs first. All such proposals for which timely notice is not received in the manner described above will be ruled out of order at the meeting resulting in the proposal’s underlying business not being eligible for transaction at the meeting.

OTHER MATTERS

In the event that any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders should properly come before and be considered at the Annual Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

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Appendix A

SPEEDWAY MOTORSPORTS, INC.

2008 FORMULA RESTRICTED STOCK PLAN

FOR NON-EMPLOYEE DIRECTORS

AMENDED AND RESTATED AS OF FEBRUARY 22, 2011

ARTICLE 1. PURPOSE AND EFFECTIVE DATE

1.1 Purpose of the Plan. The purpose of the Speedway Motorsports, Inc. 2008 Formula Restricted Stock Plan for Non-Employee Directors Amended and Restated as of February 22, 2011 (the “Plan”) is to promote the interests of the Company and its stockholders by providing Non-Employee Directors with an ownership interest in the Company in order to more closely align their interests with those of the Company’s stockholders and to enhance the Company’s ability to attract and retain highly qualified Non-Employee Directors. The Plan is intended to constitute a “formula plan” within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and shall be construed accordingly.

1.2 Effective Date. The Plan has been established effective upon its adoption by the Board of Directors on February 22, 2011, subject to the requisite approval of the Company’s stockholders at the 2012 Annual Meeting of Stockholders.

ARTICLE 2. DEFINITIONS

2.1 Definitions. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

(a) “Average Market Value” means the average of the closing sale price of the Common Stock on the principal securities exchange on which the Common Stock is then traded for the twenty (20) trading days immediately preceding the Grant Date.

(b) “Board” or “Board of Directors” means the Board of Directors of the Company.

(c) “Change in Control” means any of the following events:

(i) the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50.1% or more of either (A) the then outstanding shares of the Common Stock of the Company (the “Outstanding Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that, Person shall not include any person who, on the effective date of the Plan, beneficially owns 12.0% or more of the Company’s outstanding securities, and provided further, that the following transactions shall not constitute a Change in Control: (1) any acquisition directly from the Company; (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (4) any acquisition by an entity pursuant to a transaction that complies with clauses (A), (B) and (C) of subparagraph (iii) of this Section 2.1(c); or

(ii) a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this subparagraph (ii), any individual who becomes a member of the Board subsequent to the beginning of the two-year period whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but provided further, that any such individual whose initial assumption of office occurs as a result of

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an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board; or

(iii) the approval by the stockholders of the Company of a merger, reorganization or consolidation or a sale or other disposition of all or substantially all of the assets of the Company (each, a “Corporate Transaction”) or, if consummation of such Corporate Transaction is subject, at the time of such approval by the stockholders of the Company, to the consent of any governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation), unless, following such Corporate Transaction (A) all or substantially all of the individuals and entities who are the beneficial owners of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50.1% of the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company, or any such corporation resulting from the Corporate Transaction, or to the extent applicable as described in (A) above, the parent company thereof) beneficially owns, directly or indirectly, 12.0% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or to the extent applicable as described in (A) above, the parent company thereof) were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

(iv) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor act thereto.

(e) “Committee” means the Board, constituted as a committee composed of all Directors other than the Non-Employee Directors.

(e) “Common Stock” means the common stock of the Company, par value $0.01 per share.

(f) “Company” means Speedway Motorsports, Inc., a Delaware corporation, or any successor thereto.

(g) “Director” means a member of the Board of Directors.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

(i) “Grant Date” means the date on which a grant of Restricted Stock is made to a Non-Employee Director pursuant to Section 6.1.

(j) “Non-Employee Director” means a member of the Board of Directors who is not an employee of the Company or any of its Subsidiaries.

(k) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(l) “Plan” means this Speedway Motorsports, Inc. 2008 Formula Restricted Stock Plan for Non-Employee Directors, as amended from time to time.

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(m) “Restricted Stock” means Common Stock granted to Non-Employee Directors pursuant to Article 6, which Common Stock is nontransferable and subject to a substantial risk of forfeiture.

(n) “Restricted Stock Award” means a grant of Restricted Stock.

(o) “Subsidiary” means a corporation, partnership, limited liability company, joint venture or other entity in which the Company directly or indirectly controls more than fifty percent (50%) of the voting power or equity or profits interests.

ARTICLE 3. ADMINISTRATION

Subject to the provisions of the Plan, the Committee shall have full and exclusive power to administer the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan’s administration; and to delegate ministerial administrative responsibilities under the Plan. All determinations, decisions and interpretations made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all parties, including Non-Employee Directors, the Company, the Company’s stockholders, and any other interested persons.

ARTICLE 4. STOCK SUBJECT TO THE PLAN

4.1 Stock Available Under the Plan. Subject to adjustments as provided in Section 4.2, the aggregate number of shares of Common Stock that may be issued in connection with Restricted Stock Awards granted under the Plan is Two-hundred Fifty Thousand (250,000) shares. Shares of Common Stock issued under the Plan may be shares of original issuance, shares held in the treasury of the Company or shares purchased in the open market or otherwise. Shares of Common Stock covered by Restricted Stock Awards which are forfeited or canceled for any reason shall be available for further grants under the Plan.

4.2 Adjustments. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or similar transaction or other change in corporate capitalization affecting the Common Stock, equitable adjustments or substitutions, as applicable, shall be made by the Committee to (a) the maximum number and kind of shares that may be issued under the Plan as set forth in Section 4.1, and (b) the number and kind of shares that are subject to then outstanding Restricted Stock Awards. Notwithstanding the foregoing, the Committee, in its discretion, shall make such adjustments as are necessary to eliminate fractional shares that may result from any adjustments made pursuant hereto. Except as expressly provided herein, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock covered by an outstanding Restricted Stock Award.

ARTICLE 5. PARTICIPATION

Each Non-Employee Director shall be eligible to receive Restricted Stock Awards as described below in Article 6 during his or her tenure as a Non-Employee Director.

ARTICLE 6. FORMULA GRANTS OF RESTRICTED STOCK

6.1 Formula Grants of Restricted Stock. Subject to the terms of the Plan, Restricted Stock shall be granted to Non-Employee Directors automatically and without further action of the Board of Directors or the Committee as follows:

(a) Annual Grants. On the first business day following each annual meeting of the Company’s stockholders beginning with the 2012 Annual Meeting of Stockholders, each Non-Employee Director who is then a member of the Board shall receive a grant of Restricted Stock consisting of that number of shares that equals $75,000 divided by the Average Market Value of the Common Stock as of the Grant Date, rounded up to the nearest whole share. The Restricted Stock shall vest in full on the earlier of (i) the first anniversary of the Grant Date or (ii) the day before the next annual meeting of the Company’s stockholders following the Grant Date. Vesting on any such date is subject to continued service as a Director (whether or not in the capacity of a Non-Employee Director) through such date.

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(b) Interim Grants to New Non-Employee Directors. If a Non-Employee Director initially becomes a member of the Board during a calendar year but after the annual meeting of the Company’s stockholders has been held for such year, the Non-Employee Director shall receive a grant of Restricted Stock, effective as of the date of such initial appointment to the Board, consisting of that number of shares that equals $75,000 divided by the Average Market Value of the Common Stock as of the Grant Date, rounded up to the nearest whole share. The shares covered by such grant of Restricted Stock shall vest in full on the first anniversary of the Grant Date. Vesting on such date is subject to continued service as a Director (whether or not in the capacity of a Non-Employee Director) through such date.

6.2 Nontransferability. The shares of Restricted Stock may not be sold, assigned, conveyed, pledged, exchanged, hypothecated, alienated or otherwise disposed of or transferred in any manner to the extent they remain unvested.

6.3 Termination of Service. In the event that a Director’s service on the Board terminates for any reason, all shares of Restricted Stock not vested at the time of such termination shall be immediately and automatically forfeited by such Director.

6.4 Change in Control. Notwithstanding any other provision of the Plan, all outstanding shares of Restricted Stock shall be deemed vested upon a Change in Control.

6.5 Stockholder Rights. Except as otherwise provided by the Plan, a Non-Employee Director who has been granted Restricted Stock shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends, if and when declared by the Board of Directors. With respect to any shares of Restricted Stock received as a result of adjustments under Section 4.2 hereof and also any shares of Common Stock that result from dividends declared on the Common Stock, the Non-Employee Director shall have the same rights and privileges, and be subject to the same restrictions, as apply generally to Restricted Stock under the Plan.

6.6 Award Agreement. Each grant of Restricted Stock shall be evidenced by an award agreement executed by the Non-Employee Director and the Company that contains the Grant Date of the Restricted Stock and the other terms and conditions applicable thereto.

6.7 Issuance of Restricted Stock/Stock Certificates. A grant of Restricted Stock may be evidenced in such manner as the Company shall deem appropriate, including without limitation, book-entry registration or the issuance of a stock certificate (or certificates) representing the number of shares of Restricted Stock granted to the Non-Employee Director, containing such legends as the Company deems appropriate and held in custody by the Company or on its behalf, in which case the grant of Restricted Stock shall be accompanied by appropriate stop-transfer instructions to the transfer agent for the Common Stock, until the restrictions lapse and the shares of Restricted Stock become vested. The Company may require the Director to deliver to the Company a stock power, endorsed in blank, relating to the shares of Restricted Stock to be held in custody by or for the Company.

ARTICLE 7. AMENDMENT, SUSPENSION AND TERMINATION

The Committee may at any time, and from time to time, amend, suspend or terminate the Plan in whole or in part; provided, that no amendment, suspension or termination shall be effective unless approved by the stockholders of the Company (a) to the extent stockholder approval is necessary to satisfy the applicable requirements of the Exchange Act or Rule 16b-3 thereunder, any New York Stock Exchange, Nasdaq or securities exchange listing requirements or any other law or regulation; or (b) to the extent the Committee determines, in its discretion, that stockholder approval is desirable even if such stockholder approval is not expressly required by the Plan or applicable law or regulation. Unless sooner terminated by the Committee, the Plan shall terminate ten years from the date the Plan is adopted by the Board. No further Restricted Stock Awards may be granted after the termination of the Plan, but the Plan shall remain effective with respect to any then outstanding Restricted Stock Awards. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall adversely affect in any material way the rights of a Non-Employee Director under any outstanding Restricted Stock Award without the Non-Employee Director’s consent. Notwithstanding the foregoing, it is intended that this Plan and all Restricted Stock Awards granted hereunder be exempt from the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee may amend the Plan or the terms of any outstanding Restricted Stock Award in any respect it deems necessary or advisable to comply with applicable law, including, but not limited to, Section 409A of the Code and applicable regulations and guidance thereunder and/or to prevent this Plan and any such Restricted Stock Award from being subject to Section 409A of the Code, without obtaining the individual consent of any Non-Employee Director who holds an outstanding Restricted Stock Award.

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ARTICLE 8. TAX MATTERS

8.1 Withholding. To the extent applicable, a Director that has received a Restricted Stock Award under this Plan shall pay or make provision for payment to the Company the amount necessary to satisfy any federal, state or local withholding requirements applicable to any taxable event arising in connection with the Restricted Stock Award. The determination of the withholding amounts due in such event shall be made by the Company and shall be binding upon the Director. The Company shall not be required to deliver any shares of Common Stock unless the Director has made acceptable arrangements to satisfy any such withholding requirements. Notwithstanding the foregoing, nothing in this Section shall be construed to impose on the Company a duty to withhold where applicable law does not require such withholding.

8.2 Section 83(b) Election. If a Non-Employee Director makes an election pursuant to Section 83(b) of the Code with respect to Restricted Stock, the Non-Employee Director shall be required to promptly file a copy of such election with the Company as required under Section 83(b) of the Code.

ARTICLE 9. GENERAL PROVISIONS

9.1 Restrictions on Stock Ownership/Legends. The Board, in its discretion, may establish guidelines applicable to the ownership of any shares of Common Stock acquired under this Plan as it may deem desirable or advisable, including, but not limited to, time-based or other restrictions on transferability regardless of whether or not the Common Stock is otherwise vested. All stock certificates representing shares of Common Stock issued pursuant to this Plan shall be subject to such stock transfer orders and other restrictions as the Board may deem advisable and the Board may cause any such certificates to have legends affixed thereto to make appropriate references to any applicable restrictions.

9.2 No Guarantee of Continued or Future Service on the Board. Nothing in the Plan or any award agreement shall be construed to confer upon any Director any right to continued or future service on the Board of Directors.

9.3 Unfunded Plan. To the extent that any person acquires a right to receive Common Stock under the Plan, such right shall be only contractual in nature unsecured by any assets of the Company or a Subsidiary. Neither the Company nor any Subsidiary shall be required to segregate any specific funds, assets or other property with respect to any Restricted Stock Awards under this Plan. With respect to receipt of Common Stock, a Director (and any person claiming through him) shall have only the status of an unsecured general creditor of the Company.

9.4 Requirements of Law. The granting of Restricted Stock Awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. To the extent applicable, the Plan is intended to comply with all provisions of Rule 16b-3 or any successor rule under the Exchange Act, unless determined otherwise by the Board.

9.5 Approvals and Listing. The Company shall not be required to grant any Restricted Stock Awards or issue any certificate or certificates for shares of Common Stock under the Plan prior to (a) obtaining any required approval from the stockholders of the Company; (b) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable; (c) the admission of such shares of Common Stock to listing on any national securities exchange on which the Company’s Common Stock may be listed; and (d) the completion of any registration or other qualification of such shares of Common Stock under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. The Company may require that any Non-Employee Director granted a Restricted Stock Award hereunder make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement. Notwithstanding the foregoing, the Company shall not be obligated at any time to file or maintain a registration statement under the Securities Act of 1933, as amended, or to effect similar compliance under any applicable state laws with respect to the Common Stock that may be issued pursuant to this Plan.

9.6 Other Corporate Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to adopt other compensation arrangements or the right of the Company to authorize any adjustment, reclassification, reorganization, or other change in its capi-

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tal or business structure, any merger or consolidation of the Company, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its business or assets.

9.7 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine, and the plural shall include the singular and the singular shall include the plural.

9.8 Severability. The invalidity or unenforceability of any particular provision of this Plan shall not affect the other provisions hereof, and the Committee may elect in its discretion to construe such invalid or unenforceable provision in a manner which conforms to applicable law or as if such provision was omitted.

9.9 Governing Law. To the extent not preempted by federal law, the Plan, and all award agreements hereunder, shall be construed in accordance with and governed by the laws of the State of North Carolina (excluding the principles of conflict of law thereof).

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Appendix B

SPEEDWAY MOTORSPORTS, INC.

INCENTIVE COMPENSATION PLAN

Amended and Restated as of February 21, 2012

SECTION 1. PURPOSES

The purpose of the Speedway Motorsports, Inc. Incentive Compensation Plan is to provide incentives to highly-qualified executives and other key employees in an effort to motivate them to continue service with the Company, devote their best efforts to the Company and improve the Company’s economic performance, thus enhancing the value of the Company for the benefit of shareholders. The Plan also is intended to serve as a qualified performance-based compensation program for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and preserve the Company’s tax deduction for compensation paid under the Plan to Covered Employees.

SECTION 2. DEFINITIONS

Throughout this Plan, when capitalized the following terms shall have the respective meanings set forth below:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to any section of the Code shall be deemed to include reference to applicable regulations or other authoritative guidance thereunder, and any amendments or successor provisions to such section, regulations or guidance.

(c) “Committee” shall mean the Compensation Committee of the Board or a Subcommittee thereof, provided that the Committee shall consist of two or more members each of whom is an outside director within the meaning of Section 162(m) of the Code.

(d) “Company” shall mean Speedway Motorsports, Inc., a corporation organized under the laws of the State of Delaware, or any successor.

(e) “Covered Employee” shall mean “covered employee” within the meaning of Section 162(m)(3) of the Code.

(f) “Incentive Award” shall mean a cash incentive compensation award granted pursuant to the Plan, the payment of which shall be contingent upon the attainment of Performance Goals with respect to a Performance Period.

(g) “Participant” shall mean an executive officer or other key employee of the Company or one of its Subsidiaries who is selected by the Committee to participate in the Plan.

(h) “Performance Goals” shall mean the criteria and objectives that must be met during the Performance Period as a condition of the Participant’s receipt of payment with respect to an Incentive Award, as described in Section 5 hereof.

(i) “Performance Period” shall mean the period designated by the Committee during which the Performance Goals with respect to a particular Participant will be measured.

(j) “Plan” shall mean this Speedway Motorsports, Inc. Incentive Compensation Plan, as amended from time to time.

(k) “Subsidiary” shall mean any subsidiary or other business organization in which the Company owns, directly or indirectly, more than 50% of the voting power, stock or capital interest.

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SECTION 3. ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to the provisions of the Plan, to administer the Plan and to exercise all of the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Incentive Awards; to determine the persons to whom and the time or times at which Incentive Awards shall be granted; to determine the terms, conditions, restrictions, Performance Period and Performance Goals relating to any Incentive Award; to adjust compensation payable upon attainment of Performance Goals (subject to the limitations of the Plan); to construe and interpret the Plan and any Incentive Awards; to determine all questions arising under the Plan or any Incentive Award; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations and take all other actions deemed necessary or advisable for the administration of the Plan.

All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan through any Participant) and any shareholder.

No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Incentive Award granted hereunder.

SECTION 4. ELIGIBILITY

Executive officers of the Company and key employees of the Company and its Subsidiaries who are designated by the Committee may participate in the Plan.

In determining the persons who may participate in the Plan, the Committee may take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. The fact that an executive officer or key employee has been designated to participate in the Plan for one Performance Period does not assure that such person will be eligible to participate in any subsequent Performance Period.

SECTION 5. INCENTIVE AWARDS AND PERFORMANCE GOALS

(a) In General. The Committee shall establish in writing for each Participant the applicable Performance Period, the amount of or method for determining the Incentive Award for such Participant with respect to such Performance Period, the Performance Goal(s) that must be achieved in order for the Participant to receive an Incentive Award under the Plan (which may include the establishment of a target Incentive Award) with respect to such Performance Period, and any other conditions that the Committee deems appropriate and consistent with the Plan, and in the case of Covered Employees, with the requirements for performance-based compensation under Section 162(m) of the Code. All of the foregoing must be established in writing by the Committee within ninety (90) days after the beginning of the Performance Period (or, if earlier, by the date on which twenty-five percent (25%) of the Performance Period has elapsed), provided that achievement of the Performance Goals must be substantially uncertain at the time they are established.

(b) Performance Goals. The Committee shall establish one or more Performance Goals for each Participant that are objectively determinable (i.e., such that a third party with knowledge of the relevant facts could determine whether the goals have been met). Such Performance Goals shall be based on one or more of the following, as determined in the sole discretion of the Committee: stock price; earnings per share; net earnings; operating or other earnings; gross or net profits; revenues; net cash flow; net income or operating income; financial return ratios; stockholder return; return on equity; return on investment; return on net assets; reduction of debt; debt rating; debt to equity ratio; debt to capitalization ratio; consummation of debt offerings; consummation of equity offerings; sales; expense reduction levels; growth in assets or sales; share count reduction; or strategic business objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures. Performance Goals may be expressed by reference to (i) one or more divisions, business units, Subsidiaries or other entities in which the Company has a significant ownership interest (provided, that a Performance Goal related to any such entity would satisfy the requirements for performance-based compensation under Section 162(m) of the Code); (ii) the Company and/or its Subsidiaries as a whole, or (iii) any combination of the foregoing. Performance Goals also may be expressed by reference to the Participant’s individual performance with respect to any of the foregoing

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criteria. Performance Goals may be expressed in such form as the Committee shall determine, including either in absolute or relative terms (including, but not by way of limitation, by relative comparison to other companies or other external measures), in percentages, in terms of growth over time or otherwise, provided that the Performance Goals meet the requirements hereunder. Performance Goals need not be based upon an increase or positive result under one of the above criteria and could include, for example, maintaining the status quo or the limitation of economic losses (measured in such case by reference to the specific criteria). Performance Goals may provide for determination either before or after taxes and for the inclusion or exclusion of items such as (A) asset write-downs or impairment charges; (B) the effect of unusual or extraordinary charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, refinancing/restructuring of short term and/or long term debt, or extraordinary non-recurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year; (C) litigation or claim expenses, judgments or settlements, or (D) changes in accounting principles or tax laws or other laws or provisions affecting reported results. The Performance Goals established by the Committee can be particular to a Participant and/or different each Performance Period. The Committee also may establish subjective Performance Goals for Participants, provided that for Covered Employees, the subjective Performance Goals may be used only to reduce, and not increase, the Incentive Award otherwise payable under the Plan.

(c) Incentive Awards. In accordance with subparagraph (a) above, the Committee must establish in writing the amount of or method for calculating a Participant’s potential Incentive Award for each Performance Period. The potential Incentive Award must be expressed in terms of an objective formula or standard, and may be stated in terms of a specific dollar amount, a percentage of salary, a percentage of the applicable criteria underlying the specified Performance Goal(s) (or a percentage thereof in excess of a threshold amount), or otherwise. The foregoing also may be expressed in the form of a range, pursuant to which the amount of the actual Incentive Award may vary depending upon the extent to which the Performance Goals for the Performance Period have been attained. The Committee also may establish a Participant’s potential Incentive Award as a percentage of a bonus pool; provided, however, that the amount of the bonus pool (or the formula for determining the amount of the bonus pool) shall be established in accordance with the requirements of this Section 5 and that the sum of the individual maximum percentages of the bonus pool that each Participant potentially could receive shall not exceed 100%.

The formula or standard for determining the actual amount of the Incentive Award must be such that a third party having knowledge of the extent to which the Performance Goals have been attained could calculate the amount to be paid to the Participant. However, the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant (including a Covered Employee), in each case based upon such factors as the Committee may deem relevant, but the Committee shall not increase the amount payable to any Covered Employee in a manner that would cause the Incentive Award to fail to qualify as performance-based compensation under Section 162(m) of the Code.

Notwithstanding any other provision of the Plan, the maximum amount payable with respect to an Incentive Award under this Plan during any calendar year to any one Participant shall not exceed $10,000,000.

(d)	Payment of Incentive Awards.

(i) Conditions on Payment. Payment of an Incentive Award shall be made to a Participant for a particular Performance Period only if: (A) the Committee has certified in writing that extent to which the applicable Performance Goals and any other material terms of the Incentive Award have been achieved or exceeded, and (B) except as otherwise set forth below in Section 5(d)(ii), the Participant remains employed by the Company or one of its Subsidiaries until the date of payment of the Incentive Award (or, alternatively, on the last day of the Performance Period, if the Committee shall have substituted such alternative requirement for such Participant at the time it established the Performance Goals for such Performance Period).

(ii) Termination of Employment. A Participant shall not be entitled to payment of an Incentive Award if the Participant does not remain continuously employed by the Company or one its Subsidiaries until the date of payment of such Incentive Award pursuant to Section 5(d)(iii)(A) below (or, alternatively, on the last day of the Performance Period, if the Committee shall have substituted such alternative requirement for such Participant at the time it established the Performance Goals for such Performance Period). Notwithstanding the foregoing, unless the Committee provides otherwise, in the event a Participant’s employment terminates due to his or her death or disability, the Participant (or his or her estate or the persons to whom the right to payment under this Plan passes by will or the laws of descent and distribution) shall be eligible to receive the

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prorated amount of the Incentive Award for which the Participant otherwise would have been eligible based upon the portion of the Performance Period during which he or she was so employed so long as the Performance Goals are subsequently achieved. Payment of such prorated Incentive Award shall be made in accordance with the terms of Sections 5(d)(iii) and (iv).

(iii) Timing of Payment.

(A) Following the end of the Performance Period, any payment with respect to an Incentive Award shall be made pursuant to this Plan as soon as administratively practicable following the Committee’s certification in accordance with Section 5(d)(i) above; provided, that any such payment shall be made between January 1 and March 15 of the calendar year following the calendar year in which the Performance Period ends.

(B) To the extent that payment of any Incentive Award may be deferred under a nonqualified deferred compensation plan established by the Company, the terms of such nonqualified deferred compensation plan shall govern such deferral, provided that such plan and any related deferral elections comply with Section 409A of the Code.

(iv) Form of Payment. Payment of each Participant’s Incentive Award for a Performance Period shall be made in cash (or its equivalent) in a lump sum, subject to applicable tax and other withholding.

SECTION 6. WITHHOLDING TAXES

The Company or Subsidiary employing any Participant shall have the right to deduct from all cash payments made pursuant to the Plan any and all federal, state and local taxes or other amounts required by law to be withheld.

SECTION 7. MISCELLANEOUS PROVISIONS

(a) Compliance with Legal Requirements. The Plan and the granting of Incentive Awards, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

(b) No Right To Continued Employment. Nothing in the Plan or in any Incentive Award shall confer upon any Participant the right to continue in the employ of the Company or any of its Subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way the right of the Company or Subsidiary to terminate such Participant’s employment at any time for any reason.

(c) Participant Rights. No person shall have any claim or right to be granted any Incentive Award under the Plan, and there is no obligation for uniformity of treatment among Participants.

(d) Unfunded Status of Incentive Awards. The Plan is intended to constitute an “unfunded” plan for incentive compensation. Payments shall be made solely from the general assets of the Company and its Subsidiaries. With respect to any payments for which a Participant may be eligible pursuant to an Incentive Award, nothing contained in the Plan or any Incentive Award shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

(e) No Transferability of Rights. A Participant’s rights and interests under the Plan may not be assigned, pledged, transferred or made subject to any lien, either directly or by operation of law or otherwise (except for a transfer by will or the laws of descent and distribution in the event of a Participant’s death), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner.

(f) Governing Law. The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of North Carolina without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

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(g) Other Compensation Plans. Nothing contained in this Plan shall prevent, or be construed to limit the authority of, the Company or the Committee from establishing other or additional compensation arrangements, including an arrangement not intended to meet the requirements for performance-based compensation under Section 162(m) of the Code.

(h) Other Corporate Actions. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to authorize any adjustment, reclassification, reorganization, or other change in its capital or business structure, any merger or consolidation of the Company, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its business or assets.

(i) Successors. All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor of the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company or other transaction.

SECTION 8. EFFECTIVE DATE

The Plan was effective upon its adoption by the Board on February 14, 2007, subject to the requisite approval of the shareholders of the Company at the 2007 Annual Meeting of Stockholders which was obtained on April 18, 2007. The Plan subsequently was amended by the Committee on December 2, 2008. This amendment and restatement of the Plan was adopted by the Committee on February 21, 2012.

SECTION 9. AMENDMENT AND TERMINATION OF THE PLAN

The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that any amendment that requires stockholder approval in order for the Plan to satisfy the requirements for performance-based compensation under Section 162(m) of the Code shall be subject to approval by the requisite vote of the shareholders of the Company. No amendment shall adversely affect any of the rights of any Participant, without such Participant’s consent, under any Incentive Award theretofore granted under the Plan. Notwithstanding the foregoing, the Board or the Committee may amend the Plan or any Incentive Award in any respect it deems necessary or advisable to comply with applicable law, including but not limited to Section 409A of the Code and applicable rules and regulations thereunder, without obtaining a Participant’s consent.

SECTION 10. REAPPROVAL OF PLAN

The Plan must be resubmitted to the shareholders of the Company as necessary to enable the Plan and Incentive Awards to qualify as performance-based compensation under Section 162(m) of the Code. As of the time of the Plan’s adoption, Section 162(m) requires that the shareholders reapprove the Plan no later than the first shareholder meeting that occurs in the fifth year following the year in which the shareholders previously approved the Plan.

SECTION 11. INTENT WITH RESPECT TO CODE SECTION 409A

It is the general intent of the Company that neither this Plan nor any Incentive Awards hereunder be subject to Section 409A of the Code. Notwithstanding the foregoing, to the extent that any Incentive Awards hereunder may constitute nonqualified deferred compensation within the meaning of Section 409A of the Code, the Company intends that such Incentive Awards shall comply with Section 409A of the Code, and the Committee shall determine and interpret the terms of any such Incentive Awards consistent with such intent. To the extent an Incentive Award does not provide for a deferral of compensation (within the meaning of Section 409A of the Code), but may be deferred under a nonqualified deferred compensation plan established by the Company, the terms of such nonqualified deferred compensation plan shall govern such deferral, and to the extent necessary, are incorporated herein by reference. Notwithstanding the foregoing, the Company does not guarantee to any Participant (or any other person with an interest in an Incentive Award) that the Plan or any Incentive Award hereunder complies with or is exempt from Section 409A, and shall not indemnify or hold harmless any Participant or any third-party from any tax consequences arising under or in connection with Section 409A of the Code.

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SECTION 12. INTENT TO COMPLY WITH CODE SECTION 162(M)

It is the intent of the Company that the Plan and Incentive Awards under the Plan for Covered Employees comply with the requirements for performance-based compensation under Section 162(m) of the Code, to the extent applicable, and all provisions hereof shall be construed in a manner to so comply. To the extent that any legal requirement of Section 162(m) of the Code as set forth in the Plan shall be modified or ceases to be required under Section 162(m) of the Code, the Committee may determine that such provision shall be correspondingly modified or cease to apply, as the case may be.

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¢

PROXY

SPEEDWAY MOTORSPORTS, INC.

Concord, North Carolina

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SPEEDWAY MOTORSPORTS, INC.

The undersigned hereby appoints Mr. O. Bruton Smith and Mr. Robert L. Rewey as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of the common stock of Speedway Motorsports, Inc. held of record by the undersigned on March 1, 2012 at the Annual Meeting of Stockholders to be held on April 17, 2012 or any adjournments or postponements thereof.

The Annual Meeting of Stockholders of Speedway Motorsports, Inc. (“SMI”) will be held at the Smith Tower located at Charlotte Motor Speedway, 5555 Concord Parkway South, Concord, North Carolina on Tuesday, April 17, 2012, at 10:00 a.m. (the “Annual Meeting”) for the following purposes, as described in the accompanying Proxy Statement:

(Continued and to be signed on the reverse side)

¢	14475	¢

ANNUAL MEETING OF STOCKHOLDERS OF

SPEEDWAY MOTORSPORTS, INC.

April 17, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 17, 2012:

The Proxy Statement, the accompanying proxy card and the Annual Report to Security Holders are available at www.speedwaymotorsports.com.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

¢ 20230303000000000000 8	041712

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” ON ITEM 1, AND “FOR” ON ITEMS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors: To elect Mr. Marcus G. Smith and Mr. Tom E. Smith as members of our Board of Directors, each for a term of three years.				FOR	AGAINST	ABSTAIN
		2.	To approve the Speedway Motorsports, Inc. 2008 Formula Restricted Stock Plan, Amended and Restated as of April 17, 2012;	☐	☐	☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Mr. Marcus G. Smith O Mr. Tom E. Smith
				FOR	AGAINST	ABSTAIN
		3.	To reapprove the Speedway Motorsports, Inc. Incentive Compensation Plan, Amended and Restated as of February 21, 2012;	☐	☐	☐
				FOR	AGAINST	ABSTAIN
		4.	To ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP as our principal independent registered public accounting firm for the year ending December 31, 2012; and	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

5.    To transact such other business as may properly come before the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

IMPORTANT NOTE: To vote shares of SMI’s common stock at the Annual Meeting (other than in person at the Annual Meeting), a stockholder must return a proxy. The return envelope enclosed with the proxy card requires no postage if mailed in the United States of America. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. In the absence of specific instructions, this Proxy will be voted “FOR ALL NOMINEES” on Item 1, and “FOR” on Items 2, 3 and 4.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ■	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■